                           Registration No. 33-87904

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                  POST-EFFECTIVE AMENDMENT NO. 6 TO FORM S-6

                     FOR REGISTRATION UNDER THE SECURITIES
                         ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

A.   Exact name of Trust:                        Massachusetts Mutual
                                                 Variable Life Separate
                                                 Account I

B.   Name of Depositor:                          Massachusetts Mutual Life
                                                 Insurance Company

C.   Complete address of                         1295 State Street
     Depositor's principal                       Springfield, MA  01111
     executive offices:

     It is proposed that this filing will become effective (check appropriate box)

                                immediately upon filing pursuant to
     -----                      paragraph (b) of Rule 485.

       X                        on May 1, 1998 pursuant to paragraph (b) of Rule
     -----                      485.

                                60 days after filing pursuant to paragraph
     -----                      (a) of Rule 485

                                on May 1, 1998 pursuant to paragraph (a) of
     -----                      Rule 485.

*STATEMENT PURSUANT TO RULE 24F-2
Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant registered an indefinite amount of securities being offered. The Rule 24f-2 Notice for the fiscal year ending December 31, 1997 was filed on March 20, 1998.

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2                Caption
-----------                -------

      1                    Cover Page; Glossary; The Separate Account

      2                    Cover Page; What is MassMutual; The Separate Account

      3                    Investment of the Separate Account

      4                    Sales and Other Agreements

      5                    The Separate Account

      6                    The Separate Account

      7                    Not Applicable

      8                    Not Applicable

      9                    Legal Proceedings

     10                    Cover Page; Basic Questions and Answers
About Us and Our Policy; Death Benefits Under the Policy; Free Look Provision; Account Value and Surrender Value; Policy Loan Privilege; The Separate Account; Charges Under the Policy; Sales and Other Agreements; When We Pay Proceeds; Payment Options; Our Rights; Your Voting Rights; Basic Questions and Answers About Us and Our Policy

     11                    The Separate Account

     12                    The Separate Account; Sales and Other
                           Agreements

     13                    The Separate Account; Charges Under the
                           Policy

     14 Basic Questions and Answers About Us and Our Policy; The Separate Account; Sales and Other Agreements

     15 Basic Questions and Answers About Us and Our Policy; General Provisions of the Policy

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2                Caption
-----------                -------

     16                    The Separate Account; Investment Return

     17 The Separate Account Value and Cash Surrender Value; Withdrawal Rights and Payment Options

     18                    The Separate Account

     19                    Records and Reports

     20                    Not Applicable

     21 What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value; Policy Loan

     22                    Not Applicable

     23                    Bonding Arrangement

     24                    Limits on Our Right to Challenge the Policy;
                           Suicide; Misstatement of Age or Sex;
                           Assignment; Beneficiary; Our Rights; The
                           Separate Account

     25                    Basic Questions and Answers About Us and Our
                           Policy

     26                    Not Applicable

     27                    Basic Questions and Answers About Us and Our
                           Policy

     28                    Directors and Executive Officers of MassMutual

     29                    Basic Questions and Answers About Us and Our
                           Policy

     30                    Not Applicable

     31                    Not Applicable

     32                    Not Applicable

     33                    Not Applicable

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2                Caption
-----------                -------

     34                    Not Applicable

     35                    Basic Questions and Answers About Us and Our
                           Policy

     36                    Not Applicable

     37                    Not Applicable

     38                    Sales and Other Agreements

     39                    Sales and Other Agreements

     40                    Sales and Other Agreements

     41                    Sales and Other Agreements

     42                    Not Applicable

     43                    Sales and Other Agreements

     44 The Separate Account; Investment Return Charges for Federal Income Tax; General Provisions of the Policy

     45                    Not Applicable

     46                    The Separate Account; Investment Return

     47                    The Separate Account

     48                    The Separate Account; Investment Return

     49                    Not Applicable

     50                    The Account

     51                    Cover Page; Basic Questions and Answers
                           About Us and Our Policy

     52                    The Separate Accounts; Our Rights

     53                    Federal Income Tax Considerations

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2                Caption
-----------                -------

     54                    Not Applicable

     55                    Not Applicable

     56                    Not Applicable

     57                    Not Applicable

     58                    Not Applicable

     59                    Financial Statements

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                Flexible Premium Variable Whole Life Insurance

This Prospectus describes a flexible premium variable whole life insurance policy being offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Policy provides lifetime insurance protection and has flexibility with respect to premium payments, the amount of which payments is based upon the table of Selected Face Amounts chosen in the Application. Policyowners have several investment alternatives. An individual Policyowner may allocate the premium for his or her Policy among a Guaranteed Principal Account ("GPA") and the seventeen Separate Account divisions of a designated segment of Massachusetts Mutual Variable Life Separate Account I (the "Separate Account") after certain deductions have been made. (For details see Deductions From Premiums.) At any one time, only eight divisions are available to a Policyowner. The Separate Account divisions consist of five divisions (the "MML Divisions") which invest in MML Series Investment Fund, nine divisions, (the "Oppenheimer Divisions"), which invest in nine funds of Oppenheimer Variable Account Funds, and three divisions, (the "Panorama LifeSpan Divisions"), which invest in the Panorama LifeSpan Portfolios of the Panorama Series Fund, Inc.

The Death Benefit may, and Cash Surrender Value of a Policy most likely will, vary up or down depending on the investment performance of the divisions of the Separate Account (the "Divisions"). While there is no guaranteed minimum Cash Surrender Value for a Policy invested in the Separate Account, a Policy's Death Benefit will never be less than its Selected Face Amount. This amount can increase, decrease, or remain level each year based upon the Selected Face Amount and Death Benefit Option chosen by the Policyowner, subject to certain rules established by MassMutual. Furthermore, the Policy will not lapse provided there is sufficient Account Value available to pay applicable monthly charges. (For details see Account Value Charges.)

The Divisions have distinct investment portfolios. The MML Equity Division invests in shares of MML Equity Fund, which invests primarily in common stocks and other equity securities. The MML Equity Index Division invests in shares of MML Equity Index Fund, which seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The MML Blend Division invests in shares of MML Blend Fund, which invests in a portfolio that may include common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year. The MML Managed Bond Division invests in shares of MML Managed Bond Fund, which invests primarily in investment grade, publicly traded, fixed-income securities. The MML Money Market Division invests in shares of MML Money Market Fund, which invests primarily in short-term debt instruments. The Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund which invests primarily in securities of foreign issuers, growth type companies, cyclical industries and other securities which are believed will appreciate in value. The Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.) which invests primarily in securities of growth-type companies. The Oppenheimer Growth Division invests in shares of Oppenheimer Growth Fund which invests primarily in securities of well-known established companies. The Oppenheimer Growth & Income Division invests in shares of Oppenheimer Growth & Income Fund which invests primarily in equity and debt securities. The Oppenheimer Multiple Strategies Division invests in shares of Oppenheimer Multiple Strategies Fund which invests primarily in common stocks and other equity securities, bonds, other debt securities and "money market" securities. The Oppenheimer High Income Division invests in shares of Oppenheimer High Income Fund which invests primarily in lower-rated, high yield, high risk income securities. The Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund which invests primarily in: (i) foreign government and corporate debt securities; (ii) U.S. government securities; and (iii) lower-rated high yield, high-risk debt securities. The Oppenheimer Bond Division invests in shares of Oppenheimer Bond Fund which invests primarily in debt securities. The Oppenheimer Money Division invests in shares of Oppenheimer Money Fund which invests primarily in "money market" securities consistent with low capital risk and maintenance of liquidity. The Panorama LifeSpan Capital Appreciation Division invests in shares of the Panorama LifeSpan Capital Appreciation Portfolio, which invests primarily in equity securities. The Panorama LifeSpan Balanced Division invests in shares of Panorama LifeSpan Balanced Portfolio, which invests in equity securities and fixed income securities with a slightly stronger focus on equity securities. The Panorama LifeSpan Diversified Income Division invests in Panorama LifeSpan Diversified Income Portfolio, which invests primarily in fixed income securities. (Collectively, these seventeen funds are referred to as the "Funds.") The shares of the underlying Funds purchased by the Divisions are held by MassMutual as custodian of the Separate Account. (For details regarding the charges against the Separate Account, see Separate Account Charges.)

All Policies are serviced through MassMutual's Home Office which is located in Springfield, Massachusetts. The mailing address is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111. The telephone number is
(413) 788-8411.

                                  May 1, 1998

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES OF MML SERIES INVESTMENT FUND, THE OPPENHEIMER VARIABLE ACCOUNT FUNDS, PANORAMA SERIES FUND, INC. AND MML EQUITY INDEX FUND.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR A POLICY'S BENEFICIARY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the flexible premium variable whole life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

Table Of Contents                                                                                                       Page
                                                                                                                        ----
Definitions Of Terms................................................................................................        5
Basic Questions And Answers About Us And Our Policy.................................................................        7
  What is MassMutual?...............................................................................................        7
  What variable life insurance policy are We offering?..............................................................        7
  Availability......................................................................................................        7
  Underwriting......................................................................................................        7
  What is the Account Value of the Policy?..........................................................................        7
  What are the Divisions of the Separate Account?...................................................................        7
  What is the Guaranteed Principal Account ("GPA")?.................................................................        8
  Is the level of the Death Benefit guaranteed?.....................................................................        8
  Is the Death Benefit subject to income taxes?.....................................................................        8
  Does the Policy have a Cash Surrender Value?......................................................................        8
  What is a modified endowment contract?............................................................................        9
  Can this Policy become a modified endowment contract?.............................................................        9
  What about Premiums?..............................................................................................        9
  When are Initial Premiums allocated to the Guaranteed Principal Account or the Separate Account?..................        9
  How can the Net Premium and the Account Value of the Policy be allocated among the
    Guaranteed Principal Account and the Separate Account Divisions?................................................        9
  How long will the Policy remain in force?.........................................................................        9
  Are there charges against the Policy?.............................................................................        9
  What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash
    Surrender Value?................................................................................................       10
  Are dividends paid on the Policy?.................................................................................       10
  Do I have a right to cancel?......................................................................................       10
Charges Under The Policy............................................................................................       10
  Deductions from Premiums..........................................................................................       10
    Sales Load......................................................................................................       10
    State Premium Tax Charge........................................................................................       11
    Deferred Acquisition Cost ("DAC") Tax Charge....................................................................       11
  Account Value Charges.............................................................................................       11
    Administrative Charge...........................................................................................       11
    Charge for Cost of Insurance Protection.........................................................................       11
    Underwriting Charge.............................................................................................       11
  Separate Account Charges..........................................................................................       11
    Charges for Mortality and Expense Risks.........................................................................       11
    Charges for Federal Income Taxes................................................................................       12
    Charges for Investment Advisory Services........................................................................       12
The Separate Account................................................................................................       15
  Investment of the Separate Account................................................................................       15
  Rates of Return...................................................................................................       18
General Provisions Of The Policy....................................................................................       22
  Premiums..........................................................................................................       22
  Planned Policy Premiums...........................................................................................       22
  Minimum Initial Policy Premium....................................................................................       22
  Minimum Case Premium..............................................................................................       22
  Initial Case Premium Paid.........................................................................................       22
  Minimum and Maximum Premium Payments..............................................................................       22
  Termination.......................................................................................................       22
  Grace Period......................................................................................................       23
Death Benefit Under The Policy......................................................................................       23

                                                                                                                         Page
                                                                                                                         ----
Account Value And Cash Surrender Value..............................................................................       23
  Account Value.....................................................................................................       23
  Automated Account Value Transfer..................................................................................       24
  Investment Return.................................................................................................       24
  Cash Surrender Value..............................................................................................       24
  Withdrawals.......................................................................................................       24
Policy Loan Privilege...............................................................................................       25
  Source of Loan....................................................................................................       25
  If Loans Exceed the Policy Account Value..........................................................................       25
  Interest..........................................................................................................       25
  Repayment.........................................................................................................       25
  Interest on Loaned Value..........................................................................................       25
  Effect of Loan....................................................................................................       25
Free Look Provision.................................................................................................       25
Exchange Privilege..................................................................................................       26
Your Voting Rights..................................................................................................       26
Our Rights..........................................................................................................       26
Directors And Executive Vice Presidents Of MassMutual...............................................................       27
The Guaranteed Principal Account....................................................................................       28
Federal Income Tax Considerations...................................................................................       29
  MassMutual - Tax Status...........................................................................................       29
  Policy Proceeds, Premiums, and Loans..............................................................................       29
  Modified Endowment Contracts......................................................................................       30
  Diversification Standards.........................................................................................       30
Additional Provisions Of The Policy.................................................................................       31
  Paid-up Policy Date...............................................................................................       31
  Reinstatement Option..............................................................................................       31
  Payment Options...................................................................................................       31
  Fixed Amount Payment Option.......................................................................................       31
  Fixed Time Payment Option.........................................................................................       31
  Interest Payment Option...........................................................................................       31
  Lifetime Payment Option...........................................................................................       31
  Joint Lifetime Payment Option.....................................................................................       31
  Joint Lifetime Payment Option with Reduced Payments...............................................................       32
  Withdrawal Rights under Payment Options...........................................................................       32
  Beneficiary.......................................................................................................       32
  Changing the Owner or Beneficiary.................................................................................       32
  Right to Substitute Insured.......................................................................................       32
  Assignment........................................................................................................       32
  Dividends.........................................................................................................       32
  Limits on Our Right to Challenge the Policy.......................................................................       33
  Misstatement of Age or Sex........................................................................................       33
  Suicide...........................................................................................................       33
  When We Pay Proceeds..............................................................................................       33
Records And Reports.................................................................................................       33
Sales And Other Agreements..........................................................................................       33
  Commissions Schedule..............................................................................................       34
  Bonding Arrangement...............................................................................................       34
Legal Proceedings...................................................................................................       34
Experts.............................................................................................................       34
Financial Statements................................................................................................       34
Appendix A..........................................................................................................       68

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Automated Account Value Transfer: The automated transfer process which allows a Policyowner to specify, subject to applicable transfer rules, a specific dollar amount or a whole-number percentage of a Division's Account Value to be transferred monthly from that Division to any other Division(s) and/or the Guaranteed Principal Account.

Beneficiary: The person or persons that the Policyowner specifies to receive insurance proceeds after the Insured dies.

Case: A group of Policies sold to individuals with a common employment or other non-insurance motivated relationship. All Policies in a Case are aggregated for purposes of determining the Policy Date or Issue Date, underwriting requirements and sales load percentages.

Cash Surrender Value: The amount payable to a Policyowner upon Surrender of the Policy. It is equal to the Account Value less any Policy Debt.

Death Benefit: The amount payable to the named Beneficiary when the Insured dies. A choice of Death Benefits is available under the Policy (referred to as "Option 1" and "Option 2"). The Death Benefit equals the greater of the Selected Face Amount (plus the Account Value, under Option 2), or the Minimum Face Amount in effect on the date of death, less Policy Debt, plus unearned or minus unpaid monthly deductions.

Divisions: The subaccounts of the Separate Account, each of which invests in shares of either the MML Series Investment Fund, the Oppenheimer Variable Account Funds or the Panorama Series Fund, Inc.

Fixed Account Values: Account Values which are allocated to the GPA.

Free Look Period: The period during which a Policyowner may return the Policy. It must be within 10 days of receipt of the Policy, or within 10 days after the Policyowner receives the notice of a right to withdraw, or within 45 days after the date of Part I of the Application, whichever is latest (unless a different period is mandated under applicable state law). Until the expiration of the Free Look Period, amounts will be held in the MML Money Market Division.

Guaranteed Principal Account ("GPA"): A fixed account to which a Policyowner may allocate Net Premium or Account Value, which guarantees both the principal and a minimum interest rate.

Home Office: The Home Office of MassMutual is located at 1295 State Street in Springfield, Massachusetts.

Initial Case Premium Paid: The total dollar amount paid for all Policies in a Case before the Case is installed on the administrative system.

Insured: Person whose life this Policy insures.

Issue Date: The date shown on the Schedule Page. It is the start date of the suicide and contestability periods. It is also the date from which the Policy is in force if the first premium has been paid.

Minimum Face Amount: An amount equal to Account Value times the Minimum Face Amount percentage. This percentage depends upon the Insured's age, sex and smoking classification.

Monthly Calculation Date: The date on which the monthly deductions under the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

Net Premium: Premium paid less sales expense and premium tax charges.

Paid-up Policy Date: The Policy Anniversary Date nearest the Insured's 100th birthday.

Policy: The Flexible Premium Variable Life Insurance Policy With Table Of Selected Face Amounts offered by MassMutual that is described in this Prospectus.

Policy Anniversary: The anniversary of the Policy Date.

Policy Date: The date shown on the Schedule Page of the Policy used as the starting point for determining Policy Anniversary Dates, Policy Years and Monthly Calculation Dates.

Policy Debt: The amount of obligation from a Policyowner to MassMutual from outstanding loans made to the Policyowner under the Policy. This amount includes any loan interest accrued to date.

Policy Year: The twelve month period commencing with the Policy Date, and each successive twelve month period thereafter.

Policyowner: The corporation, partnership, trust, individual, or other entity who owns the Policy.

Premium: The total dollar amount paid for the Policy.

Premium Tax: The amount of premium tax, if any, charged by a state or other governmental authority.

Register Date: The date the Company allocates the initial premium less certain deductions to the Separate Account. It is the Valuation Date which is on, or next follows the later of the date on which We receive a completed Part I of the Application for this Policy at our Home Office or the date We receive the first premium payment for the Policy at our Home Office.

Selected Face Amount: The amount of insurance coverage chosen by the Policyowner.

Separate Account: The segregated asset account called

"Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Massachusetts and registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account will be used to receive and invest premiums for this Policy and for other variable life insurance policies MassMutual issues, and for each such policy there will be a designated segment of the Separate Account.

Surrender: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

Valuation Date: Any date on which the net asset value of the shares of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Valuation Time: The time the New York Stock Exchange (or its successor) closes on a Valuation Date (currently 4:00 p.m. New York time). All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Values: Account Values which are allocated to any of the Divisions.

We or Us: Refers to MassMutual.

Withdrawal: A withdrawal of Account Value by the Policyowner.

You or Yours: Refers to the Policyowner.

Basic Questions And Answers
About Us And Our Policy

What is MassMutual? MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident and health business in all fifty states of the United States, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1997, MassMutual had total contingency reserves in excess of $2.8 billion and unconsolidated assets of $57.6 billion.

What variable life insurance policy are We offering? In this Prospectus We are offering a Flexible Premium Variable Whole Life Insurance Policy With Table Of Selected Face Amounts (the "Policy"). We issue this Policy to provide for a Death Benefit and Cash Surrender Value, as well as loan privileges and flexible premiums. It is called "flexible" because the Policyowner may select the timing and amount of premium payments. It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefit may, and Cash Surrender Value most likely will, vary to the extent that the Account Value under the Policy is allocated to the Division(s). Certain provisions of the Policy as described herein may be somewhat different in any particular state because of specific state requirements.

The Policy is a legal contract between the Policyowner and MassMutual. The entire contract consists of the application to the Policy (the "Application"), the Policy and any amendments or riders added thereto.

Availability. The Policy is available on a "Case" or, state law permitting, on an individual basis. "Case basis" means that the Insureds share a common employment or other institutional relationship and that all Policies in the Case are aggregated for purposes of determining Issue Dates, Policy Dates, underwriting requirements and sales load percentages. If an individual Insured owns the Policy, he or she may exercise all rights and privileges under the Policy through their Employer or other sponsoring entity acting as Case administrator. After termination of the employment or other relationship, an individual who owns the Policy may exercise such rights and privileges directly with MassMutual.

The minimum Selected Face Amount is $25,000 per life for ages 20 through 85 (age nearest birthday). The minimum Case premium is $250,000 of first year annualized premium. The Insured may not be younger than age 20 nor older than age 85 as of the Policy Date for Policies issued on a regular underwriting basis. For Policies underwritten on a guaranteed issue underwriting basis or on a simplified issue underwriting basis, the Insured may not be younger than age 20 nor older than age 65 as of the Policy Date. Before issuing any Policy We will require satisfactory evidence of insurability, except under a guaranteed issue underwriting approach if the Insured is not older than age 65 as of the Policy Date.

Underwriting. The Policies within a Case are underwritten on the same basis, i.e., a regular underwriting, simplified issue underwriting, or guaranteed issue underwriting approach is used for all Policies in a Case. Availability of a regular underwriting approach is subject to state approval. Mortality charges vary depending on the type of underwriting used.

What is the Account Value of the Policy? The Account Value is determined by the amount and frequency of premium payments, the investment experience of the Divisions chosen by the Policyowner (the Variable Account Value), the interest earned on Account Value allocated to the GPA (the Fixed Account Value), and any Withdrawals or charges imposed in connection with the Policy. The Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Divisions but also may benefit from any appreciation in value. For details see Account Value.

What are the Divisions of the Separate Account? The Separate Account has seventeen Divisions - the MML Equity Division, the MML Equity Index Division, the MML Blend Division, the MML Managed Bond Division, the MML Money Market Division, the Oppenheimer Global Securities Division, the Oppenheimer Capital Appreciation Division, the Oppenheimer Growth Division, the Oppenheimer Growth & Income Division, the Oppenheimer Multiple Strategies Division, the Oppenheimer High Income Division, the Oppenheimer Strategic Bond Division, the Oppenheimer Bond Division, the Oppenheimer Money Division, the Panorama LifeSpan Capital Appreciation Division, the Panorama LifeSpan Balanced Division and the Panorama LifeSpan Diversified Income Division. Each Division invests only in shares of a single investment company or a single series of an investment company. The Divisions are intended to provide money to pay benefits under the Policy but do not guarantee a minimum interest rate or guarantee against asset depreciation. For details see The Separate Account.

The MML Equity Division invests in shares of MML Equity Fund. The MML Equity Index Division invests in shares of MML Equity Index Fund. The MML Blend Division invests in shares of MML Blend Fund. The MML Managed Bond Division invests in shares of MML Managed Bond Fund. The MML Money Market Division invests in shares of MML Money Market Fund. Oppenheimer Global Securities, Capital Appreciation, Growth, Growth & Income, Multiple Strategies, High Income, Strategic Bond, Bond and Money Divisions invest in shares of Oppenheimer Global Securities Fund, Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.), Oppenheimer Growth Fund, Oppenheimer Growth & Income Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Bond Fund and Oppenheimer Money Fund, respectively. The Panorama LifeSpan Capital Appreciation, Balanced and Diversified Income Divisions invest in shares of Panorama LifeSpan Capital Appreciation, Balanced and Diversified Income Portfolios, respectively.

MML Equity Fund, MML Equity Index Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund (collectively, the "MML Funds") are separate series of shares of MML Series Investment Fund (the "MML Trust"), a no-load, open-end management investment company. MassMutual acts as investment manager to each of the MML Funds. David L. Babson and Company, Inc. ("Babson") serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund.

MassMutual has also entered into an investment sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") to serve as the investment sub-adviser to the MML Equity Index Fund. MassMutual, Babson and Mellon Equity are registered as investment advisers under the Investment Advisers Act of 1940.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans. MassMutual also serves as the collateral co-manager for MassMutual Carlson CBO, N.V.

OppenheimerFunds, Inc. ("OFI") supervises the investment operations of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"), and the Panorama Series Fund, Inc., ("Panorama Fund"), determines the composition of each respective portfolio, and furnishes advice and recommendations with respect to the investments, investment policies and purchase and sale of securities, pursuant to an investment advisory agreement with each Oppenheimer Fund and Panorama Portfolio. Oppenheimer Global Securities Fund, Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.), Oppenheimer Growth Fund, Oppenheimer Growth & Income Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Bond Fund, and Oppenheimer Money Fund (collectively, the "Oppenheimer Funds") are part of the Oppenheimer Trust. Panorama LifeSpan Capital Appreciation Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Diversified Income Portfolio (collectively, the "Panorama LifeSpan Portfolios") are part of the Panorama Fund. Both the Oppenheimer Trust and the Panorama Fund are open-end, diversified, management investment companies, which are available to act as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies.

OFI, located at Two World Trade Center, New York, NY 10048-0203, has operated as an investment adviser since April 30, 1959. It and its affiliates currently advise U.S. investment companies with assets aggregating over $75 billion as of December 31, 1997, and having more than 3.5 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

OFI has engaged three sub-advisers: Babson-Stewart Ivory International ("Babson-Stewart"), BEA Associates ("BEA") and Pilgrim Baxter & Associates ("Pilgrim Baxter") to provide day-to-day portfolio management for certain components of the Panorama LifeSpan Portfolios.

What is the Guaranteed Principal Account ("GPA")? As an alternative to the Separate Account, the Policyowner may allocate Net Premium or transfer Account Value to the GPA. Amounts so allocated or transferred become part of MassMutual's general account assets. The Policyowner is not entitled to share in the investment experience of those assets. Rather, MassMutual guarantees a rate of return on the allocated amount equal to 3%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. For details see The Guaranteed Principal Account.

Is the level of the Death Benefit guaranteed? There are two Death Benefit options. The Death Benefit equals the greater of the Policy's Selected Face Amount for the Policy Year of death (plus the Account Value on the date of death if Death Benefit Option 2 is elected) or the Minimum Face Amount in effect on the date of death of the Insured. Death Benefit proceeds under either Option will be reduced by any outstanding Policy Debt, plus or minus unearned or unpaid monthly deductions. So long as the Policy remains in force, the Death Benefit You have selected will be available. For details see Death Benefit Under The Policy.

Is the Death Benefit subject to income taxes? A Death Benefit paid under our Policies is usually fully excludable from the gross income of the Beneficiary for federal income tax purposes.

For details see Federal Income Tax Considerations - Policy Proceeds, Premiums and Loans.

Does the Policy have a Cash Surrender Value? The Policyowner may surrender the Policy at any time and receive its Account Value less any Policy Debt. There is no surrender charge. Withdrawals are allowed subject to certain restrictions and are subject to a withdrawal charge of 2.0% of the Account Value not to exceed $25.00 deducted from each Withdrawal. For details see Withdrawals. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Divisions in which the Policy has Account Value, and with the interest rate on the amount held in the GPA. It may increase or decrease daily.

For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until the Policy is surrendered. In connection with certain Withdrawals of Account Value and loans on the Policy, however, the Policyowner may be taxed on all or a part of the amount distributed.

For details see Cash Surrender Value; Federal Income Tax Considerations - Policy Proceeds, Premiums and Loans.

What is a modified endowment contract? A modified endowment contract (as defined by the Internal Revenue Code) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a life insurance policy can subject it to retesting for a new seven-year period. During an insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans, and withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the Policyowner is not 59 1/2 For details see Modified Endowment Contracts.

Can this Policy become a modified endowment contract? Since this Policy permits flexible premium payments, it may become a modified endowment contract. The Company has the systems capacity to test a Policy at issue to determine whether it will be classified as a modified endowment contract ("MEC"). This test examines the Policy for MEC status at the time of issue. The Company has further safeguards in place to monitor whether a Policy may become a modified endowment contract after issue.

For details see Federal Income Tax Considerations -
Modified Endowment Contracts.

What about Premiums? There are five concepts which are important to the discussion of premiums for this Policy: the minimum initial Policy premium; the minimum annual planned Policy premium; the planned Policy premium; the minimum Case premium; and the Initial Case Premium Paid.

A minimum initial Policy premium is payable either at the time You submit Your Application or at some time prior to the delivery of the Policy. The minimum annual planned Policy premium is a level amount used in determining the sales load percentage breakpoint and varies by initial Selected Face Amount, issue age, and sex. The planned Policy premium is elected on the Application and becomes the basis for the Policy's premium billing. The amount of planned Policy premiums originally selected in the Application may be changed at any time upon written request.

The minimum Case premium is $250,000 of first year annualized premium for all Policies in a Case. The Initial Case Premium Paid is the amount of premium for all Policies in a Case on deposit with MassMutual at the time the Policies are installed on the administration system. The Initial Case Premium Paid determines sales load percentages for all Policies in that Case.

For details see General Provisions Of The Policy - Premiums.

When are Initial Premiums allocated to the Guaranteed Principal Account or the Separate Account? The initial Net Premium (i.e., premium paid less the deductions described in Deductions From Premiums) will be allocated to the MML Money Market Division, which invests in the MML Money Market Fund (see Free Look Provision). At the end of the Free Look Period, the Account Value will be allocated to the GPA and/or Divisions according to the Policyowner's instructions in the Application and subject to MassMutual's allocation rules.

How can the Net Premium and the Account Value of the Policy be allocated among the Guaranteed Principal Account and the Divisions? When You apply for a Policy You choose the percentages of Your premiums to be allocated to the Divisions (maximum of eight at one time) and the GPA. A Policyowner may choose any whole-number percentages as long as the total is 100%. The allocation of future Net Premiums may be changed at any time without charge.

The Account Value of the Policy may be transferred between the GPA and/or the Divisions by written request. Account Value may be transferred by dollar amount or by whole-number percentage, subject to restrictions. Only eight Divisions are available to a Policyowner at any one time. To allocate Net Premiums or to transfer Account Value to a ninth Division, the Policyowner must transfer 100% of the Account Value from one or more of the eight Divisions to which allocations are currently made. For details, see The Separate Account. Automated Account Value Transfer is also available. For details, see Automated Account Value Transfer. For details see Account Value.

How long will the Policy remain in force? The Policy does not automatically terminate for failure to pay planned Policy premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Account Value less any Policy Debt is insufficient to pay the monthly deduction, and a grace period expires without sufficient payment. For details see Termination and Grace Period.

Are there charges against the Policy? Certain charges are made against the Policy. Before allocation of any premium to the Account Value, a percentage of each premium paid is deducted for expenses related to the sale and distribution of the Policies. These charges are called sales loads and the percentages vary depending on the total Initial Case Premium Paid for all Policies in the Case before installation on the administration system. There are two additional deductions from gross premiums: (i) for state premium taxes; and (ii) for Deferred Acquisition Cost ("DAC") tax expense. Each premium, net of these charges, is allocated to the GPA or the Divisions and becomes a part of the Account Value. For details see Deductions From

Premium.

Certain monthly charges are deducted directly from the Policy's Account Value on each Monthly Calculation Date. These monthly deductions are equal to the sum of a mortality charge, an administrative charge, and an underwriting charge. The underwriting charge is only applicable for Policies issued under a regular underwriting approach.

Some deductions are made on a daily basis against the assets of the Divisions. A daily charge calculated at a current annual rate of .30% of the value of the assets of each Division is charged for mortality and expense risks. In no event will this rate exceed .60%. Similarly, tax assessments are calculated daily. Currently, We are not making any charges for income taxes, but We may make charges in the future against the Divisions for federal income taxes attributable to them.

Withdrawals of Account Value are permitted subject to certain restrictions. A charge equal to the lesser of $25 or 2.0% of the amount withdrawn is imposed for each Withdrawal.

For details see  Charges Under The Policy  and Federal
Income Tax Considerations.

What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value? While the Policy is in force, a loan may be made on the Policy, in a maximum amount equal to the Account Value on the date the loan is to be made reduced by: (i) any outstanding Policy Debt; (ii) interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date; and (iii) an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates from the date the loan is made, up to and including the next Policy Anniversary Date. (The maximum loan amount may be different if required by state law.) For details see Policy Loan Privilege.

Are dividends paid on the Policy? The Policy is participating, therefore, it may share in any dividends that MassMutual pays. Dividends are based on the Policy's contribution to any divisible surplus of MassMutual. Any dividends will be payable on the Policy Anniversary Date. MassMutual does not expect that any dividends will be paid under the Policies. For details see Dividends.

Do I have a right to cancel? Under the Free Look Provision, the Policyowner has a limited right to return the Policy and receive a refund. This right expires on the latest of the following:

 .  Ten days after You receive the Policy; or

 .  Ten days after You receive a Notice of Withdrawal
   Right; or

 .  45 days after Part 1 of the Policy Application was signed.

The Policy may be returned to our Home Office, to any of our agency offices, or to the agent who sold You the Policy. For details see Free Look Provision.

Charges Under The Policy

Certain charges are deducted to compensate MassMutual for providing the insurance benefits under the Policy, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

Prior to the allocation of the premium payment to the GPA or the selected Divisions, a deduction as a percentage of premium is made for the sales load, state premium taxes, and the DAC tax charge. The sales load percentage varies depending on the total Initial Case Premium Paid for all Policies in the Case.

Sales Load. Effective January 1, 1997 (subject to state availability), the sales load component of the premium deduction is based on the total Initial Case Premium Paid for all Policies under a Case before installation on the administration system. For Policies issued under a Case with an Initial Case Premium Paid of less than $3,500,000, the sales load percentages will decrease after the fifth Policy Year. For Policies issued under a Case with an Initial Case Premium Paid of $3,500,000 or more, the sales load will not change after the fifth Policy Year. Please note for Policies issued under a Case with an Initial Case Premium Paid of less than $3,500,000, the premiums are tracked on an annual cumulative basis for each Policy, and the year 1 through 5 sales load percentages will be higher on premium payments made below the specified minimum annual planned Policy premium.

                                  Sales Load
Initial Case Premium Paid                          Years 1-5     Years 6+

Less than $3,500,000

  Less than or equal to the
  Minimum Planned Policy
  Premium                                             18.00%        6.00%

  Greater than the Minimum
  Planned Policy Premium                               6.00%        6.00%

Greater than or equal to
$3,500,000 but less than
$7,000,000                                             5.50%        5.50%

Greater than or equal to
$7,000,000 but less than
$10,000,000                                            3.25%        3.25%

Greater than or equal to
$10,000,000                                             .75%         .75%

For Policies issued under a Case installed on the administration system prior to January 1, 1997, the following sales load provision applies. For Policies issued under a Case with an Initial Case Premium Paid of less than $1,000,000, the sales load percentages will decrease after the fifth Policy Year. For Policies issued under a Case with an Initial Case Premium Paid of $1,000,000 or more, the sales load will not change after the fifth Policy Year. Please note for Policies issued under a Case with an Initial Case Premium Paid of less than $1,000,000, the premiums are tracked on an annual cumulative basis for each policy, and the year 1 through 5 sales load percentages will be higher on premium payments made below the specified minimum annual planned Policy premium.

                                  Sales Load
Initial Case Premium Paid                          Years 1-5     Years 6+

Less than $1,000,000

  Less than or equal to the
  Minimum Planned Policy
  Premium                                             18.00%        6.00%

  Greater than the Minimum
  Planned Policy Premium                               6.00%        6.00%

Greater than or equal to
$1,000,000 but less than
$2,500,000                                             7.00%        7.00%

Greater than or equal to
$2,500,000 but less than
$5,000,000                                             5.50%        5.50%

Greater than or equal to
$5,000,000 but less than
$10,000,000                                            4.00%        4.00%

Greater than or equal to
$10,000,000                                            3.25%        3.25%

The amount of the sales load in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales load, they will be recovered from MassMutual surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see Sales And Other Agreements - Commission Schedule. During 1997, the aggregate amount of sales load deductions was $1,480,364.

State Premium Tax Charge. Various states apply premium taxes at various rates. We currently deduct a percentage equal to the applicable state rate of each premium to cover premium taxes assessed against MassMutual by the various states. The applicable state rate will be either the Massachusetts rate or a higher rate. The current state premium tax charge ranges from 2.0% to 4.0% of each premium. This charge may increase or decrease to reflect either any change in the tax or changes of residence. The Policyowner should notify MassMutual of any change of residence. Any change in this charge would be effective immediately. During 1997, the aggregate state premium tax charge was $284,225.


Deferred Acquisition Cost ("DAC") Tax Charge. We deduct 1.0% of each premium to cover a federal premium tax assessed against MassMutual. This charge is reasonable in relation to MassMutual's federal income tax burden, under Internal Revenue Code Section 848, resulting from the receipt of premiums. During 1997, the aggregate DAC tax charge was $139,702.

ACCOUNT VALUE CHARGES

On each Monthly Calculation Date, a monthly administrative charge, a cost of insurance charge (also referred to as the Mortality Charge in the Policy) and an underwriting charge (if applicable) are deducted from the Variable Account Value and Fixed Account Value in proportion to the non-loaned Account Value in the Separate Account and the GPA.

Administrative Charge. A monthly charge is deducted to compensate MassMutual for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims, and communicating with Policyowners. Currently, the charge is $5.25 per month, or $63 annually, for each Policy. While this charge may increase or decrease, the maximum monthly administrative charge is $9 per month. (The maximum charge may be different if required by state law.) Such charges will not exceed the actual cost for such services. During 1997, the aggregate amount of deductions for administrative charges was $20,469.

Charge for Cost of Insurance Protection. A charge for the cost of insurance protection is deducted on each Monthly Calculation Date and is based on the Insured's sex, attained age, the Policy Year in which the deduction is made, the smoker and rating class of the Policy, and the type of underwriting used for the Case. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month. The maximum monthly cost of insurance charge for each $1,000 of insurance for which a charge applies is shown in the Table of Maximum Monthly Mortality Charges in the Policy. MassMutual may charge less than these maximum charges. Any change in these charges will apply to all Policies in the same class. During 1997, the aggregate amount of deductions for cost of insurance protection was $399,631.

Underwriting Charge. A monthly underwriting charge is deducted from Policies that are issued under a regular underwriting basis. The charge is based on the amount of insurance underwritten before the Case is installed on the administration system. This charge is fixed for a set number of Policy Years and is shown in the Other Information section of the Policy's Schedule Page. During 1997, the aggregate amount of deductions for the underwriting charge was $54,419.

SEPARATE ACCOUNT CHARGES

Charges for Mortality and Expense Risks. We charge the Divisions for the mortality and expense risks We assume. We deduct a daily charge at a current effective annual rate of 0.30% of the value of each Division's assets that come from the Policy. While this charge may increase or decrease, the maximum charge is 0.60% annually. The aggregate amount of such charges, which are paid quarterly, against the Separate Account divisions in 1997 was $36,178.

The mortality risk We assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering Policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover Death Benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money We collect is insufficient, We will provide for all Death Benefits and expenses.

Charges for Federal Income Taxes. We do not currently make any charge against the Divisions for federal income taxes attributable to them. We may make such a charge eventually, however, in order to provide for the future federal income tax liability of the Divisions. For more information on charges for federal income taxes, see Federal Income Tax Considerations - MassMutual - Tax Status.

Charges for Investment Advisory Services. MassMutual serves as investment manager of each of the MML Funds pursuant to investment management agreements, four of which provide for the MML Equity Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund to pay MassMutual a quarterly fee at the annual rate of .50% of the first $100,000,000 of the MML Fund's average daily net asset value, .45% of the next $200,000,000, .40% of the next $200,000,000 and .35% of any excess over $500,000,000. MassMutual has entered into sub-advisory agreements with David L. Babson & Company, Inc. ("Babson") whereby Babson manages the investment of the assets of the MML Equity Fund and the Equity Sector of MML Blend Fund. Pursuant to the sub-advisory agreements, MassMutual pays Babson (1) a quarterly investment management fee equal to an annual rate of 0.13% of the average daily net asset value of MML Equity Fund as of the close of each business day and (2) a quarterly investment management fee equal to an annual rate of 0.13% of the average daily net asset value of the Equity Sector of MML Blend Fund as of the close of each business day.

MassMutual serves as investment manager of the MML Equity Index Fund pursuant to an investment manager agreement which provides for the Fund to pay MassMutual a quarterly fee at the rate of 0.40% of the first $100 million of net assets, of the MML Equity Index Fund, 0.38% of the next $150 million of net assets and 0.36% of net assets over $250 million. MassMutual has entered into a sub-advisory agreement with Mellon Equity whereby Mellon Equity manages the investment and reinvestment of the assets of the MML Equity Index Fund as sub-adviser of the Fund. For providing its services under the sub-advisory agreement with MassMutual, Mellon Equity will receive a monthly fee, computed daily at an annual rate based on the collective daily net asset value of the MML Equity Index Fund. The annual fee paid to Mellon Equity is as follows: 0.09% for the first $100 million of net assets, 0.07% of the next $150 million of net assets, and 0.05% of net assets over $250 million.

The monthly management fee payable to OFI in its capacity as investment adviser to the Panorama LifeSpan Portfolios is based on the average daily net asset value of each Panorama Portfolio. The annual management fees paid to OFI are as follows: (i) for Panorama LifeSpan Diversified Income Portfolio: 0.750% of the Portfolios average annual net asset value up to $250 million and 0.65% thereafter; (ii) for Panorama LifeSpan Balanced Portfolio: 0.850% of the Portfolio average annual net asset value up to $250 million and 0.75% thereafter; and (iii) for Panorama LifeSpan Capital Appreciation Portfolio:
0.850% of the Portfolio average annual net asset value up to $250 million and 0.75% thereafter. OFI's management agreement with the Panorama Fund allows OFI to enter into sub-adviser agreements with other investment advisers under which the sub-adviser may manage the investments of one or more of the underlying Portfolios of the Panorama Fund. OFI has entered into investment sub-advisory agreements with three sub-advisers to assist in the selection of portfolio investments for the Panorama Fund's LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio.

Babson-Stewart Ivory International ("Babson-Stewart") located in Cambridge, Massachusetts is the sub-adviser to the international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. Babson-Stewart is a partnership formed in 1987 between Babson, an indirect wholly-owned subsidiary of MassMutual, and Stewart Ivory & Company, Ltd., located in Edinburgh, Scotland. For providing its services under the sub-advisory agreement with OFI, Babson-Stewart will receive a monthly fee from OFI, computed daily at an annual rate based on the average daily net asset value of the portion of the LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio allocated to the international equity component. The annual fee paid to Babson-Stewart is as follows: 0.75% for the first $10 million of net assets, 0.625% of the next $15 million of net assets, 0.50% of the next $25 million of net assets, and 0.375% of net assets over $50 million. For purposes of determining the break-points in the sub-advisory fee, the assets of the LifeSpan Capital Appreciation Portfolio and the LifeSpan Balanced Portfolio are not aggregated.

BEA Associates ("BEA") located in New York, New York is the sub-adviser to the high yield/high risk bond component of the LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio. For providing its services under the sub-advisory agreement with OFI, BEA will receive a monthly fee from OFI, computed daily at an annual rate based on the collective average daily net asset value of the portion of the LifeSpan Diversified Income, LifeSpan Capital Appreciation, and LifeSpan Balanced Portfolios allocated to the high yield bond component. The annual fee paid to BEA is as follows: 0.45% for the first $25 million of collective net assets, 0.40% of the next $25 million of collective net assets, 0.35% of the next $50 million of collective net assets, and 0.25% of collective net assets over $100 million. For purposes of calculating the fee payable to

BEA, the collective net assets of the portion of the LifeSpan Portfolios allocated to the high yield bond component are aggregated with that portion of the net assets of Oppenheimer Series Fund, Inc. managed by BEA.

Pilgrim, Baxter & Associates ("Pilgrim Baxter") is the sub-adviser to the small cap component of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. For providing its services under the sub-advisory agreement with OFI, Pilgrim Baxter will receive a monthly fee from OFI, computed daily at an annual rate based on the collective average daily net asset value of the portion of the LifeSpan Balanced Portfolios and LifeSpan Capital Appreciation Portfolio allocated to the small cap component. The annual fee paid to Pilgrim Baxter is 0.60% of collective net assets. For purposes of calculating the fee payable to Pilgrim Baxter, the collective net asset values of the portion of the LifeSpan Portfolios allocated to the small cap component are aggregated with that portion of the net assets of Oppenheimer Series Fund, Inc. managed by Pilgrim Baxter.

The monthly management fee payable to OFI in its capacity as investment adviser to the Oppenheimer Funds is computed separately on the net assets of each Fund as of the close of business each day. The management fee rates are as follows:
(i) for Money Fund: 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion; (ii) for Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Capital Appreciation Fund.), Growth Fund, Growth & Income Fund, Multiple Strategies Fund, and Global Securities Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (iii) for High Income Fund, Bond Fund, and Strategic Bond Fund:
0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion.

MML Series Investment Fund Annual Expenses for 1997
(as a percentage of the average net assets of a Fund)

                                                                     Total Fund
                             Management Fees   Other Expenses/(1)/   Operating
                                                                     Expenses

    MML Equity Fund          0.347%            0.003%                0.350%
    MML Equity Index Fund    0.27%             0.16%                 0.43%
    MML Blend Fund           0.372%            0.003%                0.375%
    MML Managed Bond Fund    0.440%            0.027%                0.467%
    MML Money Market Fund    0.484%            0.036%                0.520%


(1) MassMutual has agreed to bear the expenses of the MML Equity Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of average daily net asset value of these Funds through April 30, 1999. MassMutual does not expect that it will be required to reimburse any expenses of the MML Equity Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund due to this undertaking in 1998.


Oppenheimer Variable Account Funds Annual Expenses for 1997
(as a percentage of the average net assets of a Fund)

                                                                                       Total Fund
                                               Management Fees    Other Expenses       Operating Expenses
    Oppenheimer Global Securities Fund         0.70%              0.06%                0.76%
    Oppenheimer Aggressive Growth Fund(1)      0.71%              0.02%                0.73%
    Oppenheimer Growth Fund                    0.73%              0.02%                0.75%
    Oppenheimer Growth & Income Fund           0.75%              0.08%                0.83%
    Oppenheimer Multiple Strategies Fund       0.72%              0.03%                0.75%
    Oppenheimer High Income Fund               0.75%              0.07%                0.82%
    Oppenheimer Strategic Bond Fund            0.75%              0.08%                0.83%
    Oppenheimer Bond Fund                      0.73%              0.05%                0.78%
    Oppenheimer Money Fund                     0.44%              0.04%                0.48%

(1) Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.

Panorama Series Fund, Inc. Annual Expenses for 1997 - (LifeSpan Portfolios) (as a percentage of the average net assets of a Portfolio)

                                                                                                  Total Fund
                                                       Management Fees       Other Expenses       Operating
                                                                                                  Expenses
Panorama LifeSpan Diversified Income Portfolio         0.75%                 0.09%                0.84%
Panorama LifeSpan Balanced Portfolio                   0.85%                 0.12%                0.97%
Panorama LifeSpan Capital Appreciation Portfolio       0.85%                 0.14%                0.99%

During 1997, MassMutual earned investment management fees of $8,082,863 from MML Equity Fund, $8,933,947 from MML Blend Fund, $913,026 from MML Managed Bond Fund, $703,344 from MML Money Market Fund and $61,760 from MML Equity Index Fund. During this same period, Mellon Equity earned investment management fees of $13,959 from MML Equity Index Fund. During 1997, Babson earned investment management fees from MassMutual of $1,905,294 for providing sub-advisory services to the MML Equity Fund and $2,835,066 for providing sub-advisory services to the Equity Sector of the MML Blend Fund.

During 1997, OFI earned investment management fees of $5,615,606 from the Oppenheimer Global Securities Fund, $5,324,309 from the Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.), $2,859,202 from the Oppenheimer Growth Fund, $709,577 from the Oppenheimer Growth & Income Fund, $4,068,887 from the Oppenheimer Multiple Strategies Fund, $1,667,490 from the Oppenheimer High Income Fund, $1,197,613 from the Oppenheimer Strategic Bond Fund, $3,281,556 from the Oppenheimer Bond Fund and $601,698 from the Oppenheimer Money Fund.

During 1997, OFI earned investment management fees of $213,594 from the Panorama LifeSpan Diversified Income Portfolio, $504,390 from the Panorama LifeSpan Balanced Portfolio and $437,070 from the Panorama LifeSpan Capital Appreciation Portfolio. During 1997, BEA earned investment management fees of $160,466, Pilgrim Baxter earned investment management fees of $251,753 and Babson-Stewart earned investment management fees of $666,697 for providing day-to-day portfolio management for certain components of the Panorama LifeSpan Portfolios.

THE SEPARATE ACCOUNT

The Separate Account was established on July 13, 1988 as a separate investment account of MassMutual by MassMutual's Board of Directors in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Registration does not involve supervision of the management or investment practices or policies of either the Separate Account or of MassMutual. Under Massachusetts law, however, both MassMutual and the Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts. Designated segments of the Separate Account will be used to receive and invest premiums for other variable life insurance policies issued by MassMutual. Such a segment has been established for the Policies.

Although the assets of the Separate Account are assets of MassMutual, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the Policies may not be used to satisfy any obligations that may arise out of any other business We may conduct. They may, however, become subject to liabilities arising from other variable life insurance policies which the Separate Account funds. In addition, We may from time to time, at our discretion, transfer to our general account those assets which exceed the reserves and other liabilities of the Separate Account. Such transfers will not adversely affect the Separate Account.

Income, realized gains or losses, and unrealized gains or losses from each Division are credited to or charged against that Division without regard to any of our other income, gains, or losses.

MassMutual may accumulate in the Separate Account the charge for expense and mortality risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

MassMutual has the right to establish additional divisions of the Separate Account from time-to-time. Amounts credited to any additional divisions established would be invested in shares of other Funds. For any divisions, we have the right to substitute new Funds.

Investment of the Separate Account. The designated segment of the Separate Account has seventeen Divisions attributable to the Policy. Each Division invests in shares of either MML Trust, Oppenheimer Trust or Panorama Fund. The Divisions of the Separate Account are:

 .   The MML Equity Division - Amounts credited to this Division are invested in shares of MML Equity Fund, or its successor.

 .   The MML Equity Index Division - Amounts credited to this Division are invested in shares of MML Equity Index Fund, or its successor.

 .   The MML Blend Division - Amounts credited to this Division are invested in shares of MML Blend Fund, or its successor.

 .   The MML Managed Bond Division - Amounts credited to this Division are invested in shares of MML Managed Bond Fund, or its successor.

 .   The MML Money Market Division - Amounts credited to this Division are invested in shares of MML Money Market Fund, or its successor.

 .   The Oppenheimer Global Securities Division Amounts credited to this Division are invested in shares of Oppenheimer Global Securities Fund, or its successor.

 .   The Oppenheimer Capital Appreciation Division Amounts credited to this
    Division are invested in shares of Oppenheimer Aggressive Growth Fund , or its successor. (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.)

 .   The Oppenheimer Growth Division - Amounts credited to this Division are invested in shares of Oppenheimer Growth Fund, or its successor.

 .   The Oppenheimer Growth & Income Division Amounts credited to this Division are invested in shares of Oppenheimer Growth & Income Fund, or its successor.

 .   The Oppenheimer Multiple Strategies Division Amounts credited to this
    Division are invested in shares of Oppenheimer Multiple Strategies Fund, or its successor.

 .   The Oppenheimer High Income Division - Amounts credited to this Division are invested in shares of Oppenheimer High Income Fund, or its successor.

 .   The Oppenheimer Strategic Bond Division Amounts credited to this Division are invested in shares of Oppenheimer Strategic Bond Fund, or its successor.

 .   The Oppenheimer Bond Division - Amounts credited to this Division are invested in shares of Oppenheimer Bond Fund, or its successor.

 .   The Oppenheimer Money Division - Amounts credited to this Division are invested in shares of Oppenheimer Money Fund, or its successor.

 .   The Panorama LifeSpan Capital Appreciation Division - Amounts credited to this Division are invested in shares of the Panorama LifeSpan Capital Appreciation Portfolio, or its successor.

 .   The Panorama LifeSpan Balanced Division - Amounts credited to this Division are invested in shares of the Panorama LifeSpan Balanced Portfolio, or its successor.

 .   The Panorama LifeSpan Diversified Income Division - Amounts credited to this
    Division are invested in shares of the Panorama LifeSpan Diversified Income Portfolio, or its successor.

The shares of the underlying Fund purchased by each Division will be held by MassMutual as custodian of the Separate Account.

A Policyowner may allocate Account Value to no more than eight Divisions at any one time. To allocate Net Premium or to transfer Account Value to a ninth Division which does not have Account Value allocated to it, a Policyowner must transfer 100% of the Account Value from one or more of the eight "active" Divisions to which allocations are currently made.

The MML Trust is a no-load, open-end management investment company registered under the 1940 Act. The Oppenheimer Trust and the Panorama Fund are open-end, diversified management investment companies registered under the 1940 Act. The MML Trust consists of six MML Funds, five of which are available to Policyowners. Each MML Fund has its own investment objectives and policies. Similarly, the Oppenheimer Trust consists of ten Oppenheimer Funds, nine of which are available to Policyowners. Each Oppenheimer Fund has its own investment objectives and policies. The Panorama Fund consists of seven Panorama Portfolios, three of which are available to Policyowners. Each Panorama Fund has its own objectives and policies. MassMutual established the MML Trust for the purpose of providing vehicles for the investment of assets held in various separate investment accounts, including the Separate Account, established by MassMutual or by life insurance companies which are subsidiaries of MassMutual. The Oppenheimer Trust and the Panorama Fund were established for the purpose of providing investment vehicles for investment only by variable life insurance contracts and variable annuities contracts. Shares of the MML Funds and Panorama Portfolios are not offered to the general public, but solely to separate investment accounts established by MassMutual and other life insurance company separate account subsidiaries of MassMutual. Shares of the Oppenheimer Funds are not offered to the general public, but solely to insurance company separate accounts affiliated and unaffiliated with MassMutual which fund variable annuity and variable life insurance contracts.

The primary investment objective of MML Equity Fund is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

The investment objective of the MML Equity Index Fund is to provide investment results that correspond to the price and yield performance of the publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies., Inc.)

The investment objective of MML Blend Fund is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. This Fund may invest in a portfolio that may include common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

The investment objective of MML Managed Bond Fund is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. The assets of this Fund will be invested primarily in investment grade, publicly traded, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

The investment objectives of MML Money Market Fund are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The assets of this Fund will be invested in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

The investment objective of the Oppenheimer Global Securities Fund is to seek long-term capital appreciation through investing a substantial portion of its invested assets in securities of foreign issuers, growth-type companies, cyclical companies and special investment opportunities (anticipated acquisitions, mergers or other unusual developments) which are considered by OFI, in its capacity as investment manager of the Funds, to have appreciation possibilities but which may be considered to be speculative. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock, convertible bonds and American Depository Receipts. Current income is not an investment objective of the Oppenheimer Global Securities Fund.

The investment objective of the Oppenheimer Aggressive Growth Fund is capital appreciation. (Prior to May 1, 1998, this Fund was named Capital Appreciation Fund.) In seeking this objective the Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for an increased demand for the particular company's products or services.

The investment objective of the Oppenheimer Growth Fund is to seek to achieve capital appreciation by investing in securities of well-known established companies (companies which have a history of earnings and dividends). Current income is a secondary consideration in the selection of the Growth Fund's portfolio securities.

The investment objective of the Oppenheimer Growth & Income Fund is to seek a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

The investment objective of the Oppenheimer Multiple Strategies Fund is to seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

The investment objective of the Oppenheimer High Income Fund is to earn a high level of current income by investing primarily in a diversified portfolio of high yield, fixed-income securities, including long-term debt obligations and preferred stock issues believed by OFI, in its capacity as investment manager of the Fund, not to involve undue risk. This Fund's investment policy is to assume certain risks (described more fully in the attached prospectus for the Oppenheimer Trust) in seeking high yield, which is ordinarily associated with high risk securities, commonly known as "junk bonds," in the lower rating categories of the established securities ratings services, and unrated securities.

The investment objective of the Oppenheimer Strategic Bond Fund is to seek a high level of current income principally derived from interest income from investments in U.S. government securities, lower rated high yield fixed-income securities, and foreign fixed-income securities and to seek to enhance such income by writing covered call options on debt securities.

The investment objective of the Oppenheimer Bond Fund is to seek a high level of current income by investing primarily in debt securities. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

The investment objective of the Oppenheimer Money Fund is to maximize current income from investments in "money market" securities consistent with low capital risk and maintenance of liquidity.

The investment objective of the Panorama LifeSpan Capital Appreciation Portfolio is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks.

The investment objective of the Panorama LifeSpan Balanced Portfolio is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger focus on stocks.

The investment objective of the Panorama LifeSpan Diversified Income Portfolio is to seek high current income with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

The Separate Account purchases and redeems shares of the Funds at their net asset value which is determined at the time of the receipt of the purchase order or redemption request without the imposition of any sales or redemption charge.

Citibank, N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for each of the MML Funds, other than the MML Equity Index Fund. Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the MML Equity Index Fund. The Bank of New York, with its home office located at One Wall Street, New York, NY 10015, acts as custodian for each of the Oppenheimer Funds. State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110, acts as custodian for each of the Panorama LifeSpan Portfolios.

Additional and more detailed information concerning the MML Funds, the Oppenheimer Funds and the Panorama Portfolios, including information about the other expenses of such Funds, may be found in the accompanying Prospectuses for the MML Trust, the Oppenheimer Trust and the Panorama Fund.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Funds. Because these separate accounts are invested in the same underlying MML Funds it is possible that material conflicts could arise between owners of the Policies and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MassMutual should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying MML Funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same MML Funds. The Board of Trustees of the MML Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of Trustees who are not interested persons of the MML Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested Trustees. If a material irreconcilable conflict exists, MassMutual will take such action at its own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

The Oppenheimer Trust and Panorama Fund were established for use as investment vehicles by variable contract separate accounts such as the Separate Account. Accordingly, it is possible that a material irreconcilable conflict may develop between the interests of Policyowners and other separate accounts investing in the Oppenheimer Trust and Panorama Fund. The Board of Trustees of the Oppenheimer Trust (the "Trustees") and the Board of Directors of Panorama Fund (the "Directors") will monitor the Oppenheimer Funds and Panorama Portfolios for the existence of any such conflicts. If it is determined that a conflict exists, the Boards will notify MassMutual, and appropriate action will be taken to eliminate such irreconcilable conflicts. Such steps may include: (i) withdrawing the assets allocable to some or all of the separate accounts from the particular Oppenheimer Fund or Panorama Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Oppenheimer Fund or Panorama Portfolio; (ii) submitting the question whether such segregation should be implemented to a vote of all affected contract owners; and
(iii) establishing a new registered management investment company or managed separate account.

Rates of Return. Tables 1 and 4 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the Funds based on the actual investment performance (after deduction of investment management fees and other operating expenses). Table 2 shows the Effective Annual Rate of Return of the Divisions of the Separate Account based on the actual underlying Fund performance and the deduction of the current mortality and expense risk charges.

Table 1 shows figures for periods ended December 31, 1997, for the Funds; Table 4 shows December 31 annualized figures for the Funds. These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account.

Table 2 shows figures for periods ended December 31, 1997 and assumes that the Divisions have been in operation for the same periods as the underlying Fund in which they invest. It reflects the total of the income generated by the Fund net of investment management fees and other operating expenses, plus capital gains and losses, realized or unrealized, and net of the current mortality and expense risk charge.

Tables 1, 2 and 4 do not reflect deductions from premiums or administrative, cost of insurance, and underwriting charges assessed against the Account Value of the Policies. See Charges Under The Policy - Deductions From Premiums and Account Value Charges. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Account Value And Cash Surrender Value - Investment Return). If these charges were included, the total return figures would be lower. The rates of return shown are not necessarily indicative of future performance. They may be considered in assessing the competence and performance of the Funds' investment advisers and sub-advisers.

Table 3 illustrates the performance information pertaining to a hypothetical Policy. These figures do reflect the deduction of current mortality and expense risk charges, deductions from premiums, and Account Value charges.

                                    TABLE 1
                       EFFECTIVE ANNUAL RATES OF RETURN
                            AS OF DECEMBER 31, 1997


                                               Since      20         15         10        5        3       1
               Fund                          Inception   Years      Years      Years    Years    Years    Year
-----------------------------------------------------------------------------------------------------------------
MML Equity                                   14.78%      14.72%     16.19%     16.44%   18.25%   26.57%   28.59%
MML Equity Index***                          21.93%       ----       ----       ----     ----     ----     ----
MML Blend                                    13.67%       ----       ----      13.68%   13.81%   19.29%   20.89%
MML Managed Bond                             10.37%       ----       9.73%      9.08%    7.79%   10.58%    9.91%
MML Money Market                              6.73%       ----       6.44%      5.63%    4.47%    5.27%    5.18%
Oppenheimer Global Securities                12.26%       ----       ----       ----    18.81%   13.82%   22.42%
Oppenheimer Capital Appreciation****         15.31%       ----       ----      16.23%   15.92%   21.17%   11.67%
Oppenheimer Growth                           15.43%       ----       ----      16.67%   18.61%   29.42%   26.68%
Oppenheimer Growth & Income                  37.24%       ----       ----       ----     ----     ----    32.48%
Oppenheimer Multiple Strategies              12.04%       ----       ----      12.74%   13.31%   18.00%   17.22%
Oppenheimer High Income                      13.35%       ----       ----      14.32%   13.75%   15.90%   12.21%
Oppenheimer Strategic Bond                    7.64%       ----       ----       ----     ----    12.00%    8.71%
Oppenheimer Bond                              9.89%       ----       ----       9.50%    8.23%   10.23%    9.25%
Oppenheimer Money                             5.94%       ----       ----       5.79%    4.70%    5.35%    5.31%
Panorama LifeSpan Capital Appreciation       16.07%       ----       ----       ----     ----     ----    12.53%
Panorama LifeSpan Balanced                   13.71%       ----       ----       ----     ----     ----    12.20%
Panorama LifeSpan Diversified Income         10.84%       ----       ----       ----     ----     ----    12.51%

                                    TABLE 2
  EFFECTIVE ANNUAL RATES OF RETURN* OF EACH DIVISION OF THE SEPARATE ACCOUNT
                            AS OF DECEMBER 31, 1997

                                               1                 5                   10                Since
               Division                      Year              Years               Years             Inception
-----------------------------------------------------------------------------------------------------------------
MML Equity                                   28.29%            17.95%              16.14%            14.48%
MML Equity Index***                           ----              ----                ----             21.73%
MML Blend                                    20.59%            13.51%              13.38%            13.37%
MML Managed Bond                              9.61%             7.49%               8.78%            10.07%
MML Money Market                              4.88%             4.17%               5.33%             6.43%
Oppenheimer Global Securities                22.12%            18.51%               ----             11.96%
Oppenheimer Capital Appreciation****         11.37%            15.62%              15.93%            15.01%
Oppenheimer Growth                           26.38%            18.31%              16.37%            15.13%
Oppenheimer Growth & Income                  32.18%             ----                ----             36.94%
Oppenheimer Multiple Strategies              16.92%            13.01%              12.44%            11.74%
Oppenheimer High Income                      11.91%            13.45%              14.02%            13.05%
Oppenheimer Strategic Bond                    8.41%             ----                ----              7.34%
Oppenheimer Bond                              8.85%             7.93%               9.20%             9.59%
Oppenheimer Money**                           5.01%             4.40%               5.49%             5.64%
Panorama LifeSpan Capital Appreciation       12.23%             ----                ----             15.77%
Panorama LifeSpan Balanced                   11.90%             ----                ----             13.41%
Panorama LifeSpan Diversified Income         12.21%             ----                ----             10.54%

* Performance information assumes current mortality and expense risk charges. If guaranteed mortality and risk expense charges were used, the performance results would be lower.
** Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the performance information is available only for the year 1987 and subsequent periods.
***  This is the return for the period May 1, 1997 to December 31, 1997.
**** Effective May 1, 1998, this Fund is called Oppenheimer Aggressive Growth
     Fund.

TABLE 3
POLICY PERFORMANCE

This table illustrates the Account Value and Death Benefit of a hypothetical Policy assuming the following:

 . The Policy was in force for the period illustrated;

 . Current Fund Investment Management Fees and Direct Operation Expenses,
  Separate Account Mortality and Expense Risk Charge, Sales Load, State Premium Tax Charge of 2%, DAC Tax charge, Administrative Charge, Charge for Cost of Insurance Protection and Underwriting Charge*;

 . 100% allocation to the respective Fund for each period illustrated;

 . The Insured is a male, issue age 50, nonsmoker;

 . An annual premium of $30,000 for 15years;

 . Initial Case Premium Paid $1,000,000; and

 . Full Underwriting and Death Benefit Option 1.

The Cash Surrender Value is not illustrated because there is no surrender charge and we assume no Policy Debt.


------------------------------------------------------------------------------------------------------------------------------------
HISTORICAL RESULTS*- AS OF DECEMBER 31, 1997

                                MML Equity                 MML Mgd.    MML Money   Opp. Global  Opp. Capital             Opp. Growth
                     MML Equity   Index       MML Blend      Bond        Market     Securities  Apprec.***    Opp. Growth & Income
                     (9/15/71)   (5/1/97)     (2/3/84)    (12/16/81)   (12/16/81)   (11/12/90)   (8/15/86)     (4/3/85)   (7/5/95)
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force One Year
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium      $30,000     --        $30,000       $30,000      $30,000      $30,000      $30,000      $30,000    $30,000
------------------------------------------------------------------------------------------------------------------------------------
Account Value           $30,041     --        $28,197       $25,555      $24,440      $28,665      $25,980      $29,607    $30,962
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit          $825,000     --       $825,000      $825,000     $825,000     $825,000     $825,000     $825,000   $825,000
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Five Year
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium     $150,000     --       $150,000      $150,000     $150,000     $150,000     $150,000     $150,000     --
------------------------------------------------------------------------------------------------------------------------------------
Account Value          $215,079     --       $183,543      $146,337     $133,184     $183,010     $184,481     $221,488     --
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit          $825,000     --       $825,000      $825,000     $825,000     $825,000     $825,000     $825,000     --
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Ten Year
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium     $300,000     --       $300,000      $300,000     $300,000         --       $300,000     $300,000     --
------------------------------------------------------------------------------------------------------------------------------------
Account Value          $632,572     --       $522,033      $386,293     $314,136         --       $605,311     $643,454     --
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit        $1,290,447     --     $1,064,948      $825,000     $825,000         --     $1,234,835   $1,312,647     --
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Since Inception of the Fund
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium     $450,000  $30,000     $420,000      $450,000     $450,000     $240,000     $360,000     $390,000    $90,000
------------------------------------------------------------------------------------------------------------------------------------
Account Value        $4,676,129  $29,137     $951,865      $853,307     $605,476     $325,231     $766,598     $976,159   $114,061
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit        $6,780,386 $825,000   $1,741,913    $1,450,621   $1,029,310     $825,000   $1,479,535   $1,835,179   $825,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HISTORICAL RESULTS*- AS OF DECEMBER 31, 1997
                                                                                    Opp.        Panorama     Panorama   Panorama
                          Opp. Multiple  Opp. High     Opp. Strat.                  Money       LifeSpan     LifeSpan   LifeSpan
                            Strategies    Income          Bond       Opp. Bond    Market**     Cap. Appr.    Balanced   Div. Inc.
                             (2/9/87)    (4/30/86)      (5/3/93)      (4/3/85)     (4/3/85)     (9/1/95)     (9/1/95)   (9/1/95)
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force One Year
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium             $30,000      $30,000      $30,000      $30,000      $30,000      $30,000      $30,000      $30,000
------------------------------------------------------------------------------------------------------------------------------------
Account Value                  $27,324      $26,112      $25,276      $25,398      $24,464      $26,185      $26,111      $26,180
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit                 $825,000     $825,000     $825,000     $825,000     $825,000     $825,000     $825,000     $825,000
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Five Year
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium            $150,000     $150,000         --       $150,000     $150,000         --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Account Value                 $176,922     $170,836         --       $147,153     $133,825         --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit                 $825,000     $825,000         --       $825,000     $825,000         --           --           --
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Ten Year
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium            $300,000     $300,000         --       $300,000     $300,000         --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Account Value                 $484,770     $540,994         --       $392,714     $317,491         --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit                 $988,930   $1,103,628         --       $825,000     $825,000         --           --           --
------------------------------------------------------------------------------------------------------------------------------------
For a Policy In Force Since Inception of the Fund
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium            $330,000     $360,000     $150,000     $390,000     $330,000      $90,000      $90,000      $90,000
------------------------------------------------------------------------------------------------------------------------------------
Account Value                 $548,381     $703,160     $147,875     $585,155     $361,812      $85,711      $83,513      $82,642
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit               $1,091,278   $1,357,100     $825,000   $1,100,091     $825,000     $825,000     $825,000     $825,000
------------------------------------------------------------------------------------------------------------------------------------

  * Historical investment results and current charges are used to determine values; if guaranteed charges were used the results would be lower. The Account Value reflects premiums paid, plus investment earnings, less the charges identified. You may obtain a personalized illustration which reflects charges based on your individual characteristics.

 ** Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the Historical Results is available only for the year 1987 and subsequent periods.

*** Effective May 1, 1998, this Fund is called Oppenheimer Aggressive Growth
    Fund.

                                     TABLE 4
                           ONE YEAR TOTAL RETURNS***


For the year ended        1997     1996     1995       1994      1993     1992      1991     1990       1989     1988
----------------------------------------------------------------------------------------------------------------------
MML Equity**             28.59%   20.25%   31.13%     4.10%     9.52%    10.48%    25.56%   (0.51)%    23.04%   16.68%

MML Equity Index****     21.93%      --       --        --        --        --        --       --         --       --

MML Blend                20.89%   13.95%   23.28%     2.48%     9.70%     9.36%    24.00%    2.37%     19.96%   13.40%

MML Mgd. Bond             9.91%    3.25%   19.14%    (3.76)%   11.81%     7.31%    16.66%    8.38%     12.83%    7.13%

MML Money Mrkt.           5.18%    5.01%    5.58%     3.84%     2.75%     3.48%     6.01%    8.12%      9.16%    7.39%

Opp. Global Sec          22.42%   17.80%    2.24%    (5.72)%   70.32%    (7.11)%    3.39%    0.40%*       --       --

Opp. Cap. Appr.*****     11.67%   20.16%   32.52%    (7.59)%   27.32%    15.42%    54.72%  (16.82)%    27.57%   13.41%

Opp. Growth              26.68%   25.20%   36.65%     0.97%     7.25%    14.53%    25.54%   (8.21)%    23.59%   22.09%

Opp.  Grth. & Inc.       32.48%   32.51%   23.52%*      --        --        --        --       --         --       --

Opp. Multi. Strat.       17.22%   15.50%   21.36%    (1.95)%   15.95%     8.99%    17.48%   (1.91)%    15.76%   22.15%

Opp. High Inc.           12.21%   15.26%   20.37%    (3.18)%   26.34%    17.92%    33.91%    4.65%      4.84%   15.58%

Opp. Strat. Bond          8.71%   12.07%   15.33%    (3.78)%    4.25%*      --        --       --         --       --

Opp. Bond                 9.25%    4.80%   17.00%    (1.94)%   13.04%     6.50%    17.63%    7.92%     13.32%    8.97%

Opp. Money                5.31%    5.13%    5.62%     4.20%     3.12%     3.76%     5.97%    7.80%      8.82%    7.31%

LifeSpan Cap. Appr.      12.53%   17.97%    6.65%*      --        --        --        --       --         --       --

LifeSpan Bal.            12.20%   13.38%    6.08%*      --        --        --        --       --         --       --

LifeSpan Div. Inc.       12.51%    6.93%    5.69%*      --        --        --        --       --         --       --


For the year ended         1987       1986        1985        1984       1983      1982
----------------------------------------------------------------------------------------
MML Equity**              2.10%      20.15%      30.54%       5.40%      22.85%   25.67%

MML Equity Index****        --          --          --          --          --       --

MML Blend                 3.12%      18.30%      24.88%       8.24%*        --       --

MML Mgd. Bond             2.60%      14.46%      19.94%      11.69%       7.26%   22.79%*

MML Money Mrkt.           6.49%       6.60%       8.03%      10.39%       8.97%   11.12%*

Opp. Global Sec             --          --          --          --          --       --

Opp. Cap. Appr.*****     14.34%      (1.65)%*       --          --          --       --

Opp. Growth               3.32%      17.76%       9.50%*        --          --       --

Opp. Grth. & Inc.           --          --          --          --          --       --

Opp. Multi. Strat.        3.97%*        --          --          --          --       --

Opp. High Inc.            8.07%       4.73%*        --          --          --       --

Opp. Strat. Bond            --          --          --          --          --       --

Opp. Bond                 2.52%      10.12%      18.82%*        --          --       --

Opp. Money                6.33%       5.68%       7.25%*        --          --       --

LifeSpan Cap. Appr.         --          --          --          --          --       --

LifeSpan Bal.               --          --          --          --          --       --

LifeSpan Div. Inc.          --          --          --          --          --       --

    * The figures shown are one year total returns from inception of the Funds. The MML Money Market and MML Managed Bond Funds commenced operations on December 16, 1981. The MML Blend Fund commenced operations on February 3, 1984. The MML Equity Fund commenced operations on September 15, 1971 (performance information prior to 1974 is not available). The Oppenheimer Money Fund, Oppenheimer Bond Fund and Oppenheimer Growth Fund commenced operations on April 3, 1985. The Oppenheimer High Income Fund commenced operations on April 30, 1986. The Oppenheimer Capital Appreciation Fund (Effective May 1, 1998, this Fund is called Aggressive Growth Fund.) commenced operations on August 15, 1986. The Oppenheimer Multiple Strategies Fund commenced operations on February 9, 1987. The Oppenheimer Global Securities Fund commenced operations on November 12, 1990. The Oppenheimer Strategic Bond Fund commenced operations on May 3, 1993. Oppenheimer Growth Income Fund commenced operations on July 5, 1995. The MML Equity Index Fund commenced operations on May 1, 1997. The Panorama Portfolios commenced operations on September 1, 1995.

   ** The figures for the MML Equity Fund from 1974 through 1981 are as follows: 1974: (17.61)%; 1975: 32.85%; 1976: 24.77%; 1977: (0.52)%; 1978:
       3.71%; 1979: 19.54% 1980: 27.62%; 1981: 6.67%.

  *** These figures do not reflect the mortality and expense risk charges assessed against the Separate Account, deductions from premiums or administrative, cost of insurance and underwriting charges assessed against the Account Value of the Policies. If these charges were included, the total return figures would be lower. The rates of return shown are not necessarily indicative of future performance. They may be considered in assessing the competence and performance of the Funds' investment advisers.

 ****  This is the return for the period May 1, 1997 to December 31, 1997.

***** Effective May 1, 1998, this Fund is called Oppenheimer Aggressive Growth Fund.

General Provisions Of The Policy

This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. A Policyowner may review a copy of the Policy upon request.

Premiums. The Policyowner selects a premium payment schedule in the Application and is not bound by an inflexible premium schedule. Five premium concepts are very important under the Policy: the minimum annual planned Policy premium, planned Policy premium, minimum initial Policy premium, minimum Case premium, and Initial Case Premium Paid.

Planned Policy Premiums. The minimum annual planned Policy premium is determined by the initial Selected Face Amount, issue age and sex classification of the Policy. For a Policy in a Case with an Initial Case Premium Paid of less than $3,500,000, the sales load percentage is greater in each of the first ten Policy Years up to the minimum annual planned Policy premium.

Planned Policy premiums are elected in the Application and may be changed at any time. Planned Policy premiums are the basis for the Policy's premium billing. The planned Policy premium may be subject to minimum and maximum amounts depending on the Selected Face Amount of the Policy, the Insured's age, sex and smoking class and the amount of the initial premium paid.

There is no penalty if the planned Policy premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned Policy premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. For details see Termination.

The following table shows the minimum annual planned Policy premium (also referred to as the "Cut-Off" premium) at certain ages for a Policy with a Selected Face Amount of $100,000 in all years, under Death Benefit Option 1. (See Death Benefits Under The Policy.)

                     MINIMUM ANNUAL PLANNED POLICY PREMIUM
                      LEVEL $100,000 SELECTED FACE AMOUNT
                           (DEATH BENEFIT OPTION 1)

                                    Issue Age
                           ----------------------------
        Class               Age 25     Age 40   Age 55
        -----               ------     ------   ------
MALE SMOKER                  $792      $1,150   $3,486
FEMALE SMOKER                $640      $1,259   $2,516
UNISEX SMOKER                $762      $1,521   $3,294

MALE NONSMOKER               $666      $1,269   $2,705
FEMALE NONSMOKER             $578      $1,082   $2,185
UNISEX NONSMOKER             $648      $1,231   $2,593

MALE UNISMOKER               $734      $1,403   $2,945
FEMALE UNISMOKER             $603      $1,128   $2,245
UNISEX UNISMOKER             $708      $1,345   $2,789

Minimum Initial Policy Premium. A minimum initial Policy premium must be paid along with an Application or at any time prior to the delivery of the Policy. The amount of the minimum initial Policy premium is the amount which, after the deductions for sales load, state premium tax, and DAC tax charge (see Deductions From Premiums), is sufficient (disregarding investment performance) to pay twelve times the first monthly deduction (see Account Value Charges). Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may make unscheduled premium payments at any time and in any amount.

Minimum Case Premium. The minimum Case premium is $250,000 of first year annualized premium for all Policies in a Case.

Initial Case Premium Paid. The Initial Case Premium Paid is the amount of premium for all Policies in a Case on deposit with MassMutual before the Case is installed on the administrative system. The Initial Case Premium Paid determines sales load percentages for all Policies in that Case.

Minimum and Maximum Premium Payments. While the Policy is in force, premiums may be paid at any time before the death of the Insured subject to certain restrictions. The minimum premium payment is $100.00. We have the right to refund a premium paid in any year if it will increase the net amount at risk under the Policy. Premium payments should be sent to our Home Office or to the address indicated for payment on the notice.

Termination. This Policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly deduction, the Policy enters a 61-day grace period.

Grace Period. We allow 61 days to pay any premium necessary to cover the overdue monthly deduction. A Policyowner will receive a notice from Us which sets forth this amount. During the grace period, the Policy remains in force. If the payment is not made by the later of the 61 days or 30 days after We have mailed the written notice, the Policy terminates without value.

Death Benefit Under The Policy

The Death Benefit is the amount payable to the named Beneficiary(ies) when the Insured dies. Upon receiving due proof of death, We pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the benefit can be paid in cash or applied under one or more of our payment options as described under Additional Provisions Of The Policy - Payment Options.

In the Application, the applicant may select a Selected Face Amount for each Policy Year. Under Death Benefit Option 1, the Death Benefit is the greater of the Selected Face Amount in effect on the date of death or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. Under Death Benefit Option 2, the Death Benefit is the greater of the sum of the Selected Face Amount in effect on the date of death plus the Account value on the date of death, or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. The Minimum Face Amount is equal to Account Value times the Minimum Face Amount percentage. The percentages depend upon the Insured's age, sex and smoking classification. The percentages are set forth in the Table Of Minimum Face Amount Percentages in the Policy. Added to the greater of the Selected Face Amount or Minimum Face Amount is that part of any monthly deduction applicable for the period beyond the date of death. Any Policy Debt outstanding on the date of death and any monthly charges unpaid as of the date of death are deducted from the Death Benefit. If the Insured dies after the first Policy Year, We will also include a pro-rata share of any dividend allocated to the Policy for the year death occurs. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in Additional Provisions Of The Policy - Payment Options.

The Selected Face Amount may be increased six months after issue or a previous increase upon request by the Policyowner, subject to receipt by MassMutual of adequate evidence of insurability. Additionally, any increase in the Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of: (i) the date 15 days after a written request for such change has been received and approved by us; or (ii) the requested effective date of the change. Any increase must be for at least $5,000. Under Death Benefit Option 1, the Death Benefit is unaffected by investment experience unless the Death Benefit is based on the Minimum Face Amount. Under Option 2, the Death Benefit may be increased or decreased by investment experience. (No increase will be allowed after the Policy Anniversary Date nearest the Insured's 85th birthday.)

Example: The following example shows how the Death Benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.

                                           Policy A    Policy B
                                           --------    --------

(a) Selected Face Amount:                  $100,000    $100,000

(b) Account Value on
    Date of Death:                          $40,000     $50,000

(c) Minimum Face Amount
    Percentage on
    Date of Death:                              240%       240%

(d) Minimum Face
    Amount (b x c):                         $96,000    $120,000

    Death Benefit if
    Option #1 in effect

    (greater of a and d):                  $100,000    $120,000

    Death Benefit if
    Option #2 in effect
    (greater of (i) a + b
    and (ii) d):                           $140,000    $150,000

(Examples assume no additions to or deductions from the Selected Face Amount or Minimum Face Amount are applicable.)

Account Value And Cash Surrender Value

Account Value. The Account Value of the Policy is equal to the Variable Account Value plus the Fixed Account Value. The Account Value of the Policy is held in one or more Divisions and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated to the MML Money Market Division until the later of: (1) the expiration of the Free Look Period, or (2) receipt by MassMutual of notice that the Owner has received the Policy. Subject to the allocation rules described in the Policy, the Account Value is then allocated among the Divisions and the GPA in accordance with the Policyowner's instructions in the Application, subject to applicable restrictions.

Transactions with respect to the Account Value are effected by the purchase and sale of accumulation units. Purchases and sales are made at the unit value as of the Valuation Time on the Valuation Date if the premium or transaction request for such purchase or sale is received by Us before the Valuation Time. Otherwise, purchases and sales will be made as of the next following Valuation Date or a later date requested by the Policyowner. Unit values are determined on each Valuation Date.

All or part of the Account Value may be transferred among Divisions by written request. Transfers between Divisions may be by dollar amount or by whole-number percentage. There is no limit on the number of transfers a Policyowner may make.

MassMutual currently does not intend to charge a fee for transfers, however, MassMutual reserves the right to charge a fee not to exceed $10 per transfer if there are more than six transfers in a Policy Year to compensate MassMutual for the cost of processing transfers. Policyowners, however, may transfer all funds in the Separate Account to the GPA at any time regardless of the number of transfers previously made.

Transfers from the GPA to the Separate Account may be made only once during each Policy Year. Each such transfer may not exceed 25% of the Account Value in the GPA (excluding Policy Debt) at the time of the transfer. However, if in each of the previous three policy years, 25% of the account value in the GPA has been transferred and there have been no premium payments or transfers (except as a result of a policy loan) to the GPA, 100% of the account value in the GPA (excluding policy loans) may be transferred to the Separate Account. The Account Value in the GPA equal to any Policy Debt cannot be transferred to the Separate Account. All transfers made on one Valuation Date are considered one transfer.

Automated Account Value Transfer. Automated Account Value Transfer permits the Policyowner to specify transfers of a specific dollar amount or a whole-number percentage of a Division's Account Value to be transferred monthly from that Division to any combination of Divisions and the GPA. A number of transfer options are available. Automated Account Value Transfer transfers are not available from more than one Division or from the GPA. This process is considered one transfer per Policy Year.

The main objective of Automated Account Value Transfer is to shield the Policyowner's investment from short term price fluctuations. Theoretically, a lower than average cost per unit may or may not be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

Automated Account Value Transfer can be started, changed or canceled at any time. Transfers will only be made on a monthly basis on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after the request is received by the Home Office. If the request is received before the end of the Free Look Period, the effective date of the first automated transfer will be coincident with the end of this Period.

Transfers will occur automatically. The Policyowner will specify the specific dollar amounts or whole-number percentages to be transferred and the Division from which the transfers will be made, the Division(s) and/or GPA to which the automated transfer is to be made and the length of time during which transfers will continue.

If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro-rata basis to all the designated Divisions and the GPA. No more automated transfers will be processed.

Investment Return. The investment return of a Policy is based on:

 .   The Account Value held in each Division for that Policy;

 .   The investment experience of each Division as measured by its actual net rate of return; and

 .   The interest rate credited on Account Values held in the GPA.

The investment experience of a Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined - that is, on each Valuation Date. The actual net rate of return for a Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be surrendered for its Cash Surrender Value at any time while the Insured is living. Unless a later effective date is selected, surrender is effective on the date We receive the Policy and a written request in proper form at our Home Office. The Policy and a written request for surrender are deemed received on the date on which they are received by mail at MassMutual's Home Office. If, however, the date on which they are received is not a Valuation Date, or if they are received other than through the mail after a Valuation Time, they are deemed received on the next Valuation Date. The Cash Surrender Value is the Account Value less any outstanding Policy Debt.

Withdrawals. Subject to certain conditions, after the Policy has been in force for six months a Policyowner can make a Withdrawal from the Policy on any Monthly Calculation Date by sending a written request to our Home Office. The minimum amount of a Withdrawal is $100 (before deducting the withdrawal charge); the maximum amount is the Cash Surrender Value less an amount equal to the following, whichever is applicable: if the Withdrawal is made before the Policy Anniversary Date nearest the Insured's 65th birthday, twelve multiplied by the most recent Account Value Charges for the Policy; if on or after such Date, sixty multiplied by the most recent Account Value Charges. The amount of the Withdrawal is deducted from the Policy's Account Value at the end of the Valuation Period applicable to the Monthly Calculation Date on which the Withdrawal is made. The Policyowner must specify the GPA or the Division(s) from which the Withdrawal is to be made. The Withdrawal amount attributable to a Division or the GPA may not exceed the non-loaned Account Value of that Division or GPA. A charge of 2.0% of the Withdrawal, not to exceed $25.00, is deducted from each Withdrawal. The withdrawal charge is assessed for each Withdrawal and is intended to compensate MassMutual for the cost of processing the Withdrawals. MassMutual does not anticipate making a profit from this charge. The Account Value will automatically be reduced by the amount of the Withdrawal.

The Selected Face Amount of the Policy will be reduced as needed to prevent an increase in the amount at risk, unless satisfactory evidence of insurability is provided to MassMutual. Withdrawals may have tax consequences. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Policy Loan Privilege

The Policy provides a loan privilege. Loans can be made on the Policy at any time while the Insured is living. The maximum loan is an amount equal to the Account Value at the time of the loan less any outstanding Policy Debt before the new loan, interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date and an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates remaining up to including the next Policy Anniversary Date. The Policy must be properly assigned as collateral for the loan. (The maximum loan amount may be different if required by state law.)

Source of Loan. The loan amount requested is taken from the Divisions and the GPA in proportion to the non-loaned Account Value of each on the date of the loan. Shares taken from the Divisions are liquidated and the resulting dollar amounts are transferred to the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that the New York Stock Exchange (or its successor) is closed except for normal weekend and holiday closings, or trading is restricted, or the Securities and Exchange Commission (or its successor) determines that an emergency exists, or the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our Policyowners.

If Loans Exceed the Policy Account Value. Policy Debt (which includes accrued interest) must not equal or exceed the Account Value under the Policy. If this limit is reached, We may terminate the Policy. To terminate for this reason We will notify the Policyowner in writing. This notice states the amount necessary to bring the Policy Debt back within the limit. If We do not receive a payment within 31 days after the date We mailed the notice, the Policy terminates without value at the end of those 31 days.

Termination of a policy under these circumstances could cause the Policyowner to recognize gross income in the amount of any excess of the Policy Debt over the sum of the Policyowner's previously unrecovered premium payments.

Interest. On the Application, the Policyowner may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. When an adjustable rate is selected, MassMutual sets the rate each year that will apply for the next Policy Year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 5%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, We will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, We will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each. The inclusion of unpaid interest to outstanding Policy Debt may result in tax consequences upon surrender or lapse of the Policy. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any repayment results in the transfer of values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Division(s). The transfer is made in proportion to the non-loaned value in each Division at the time of repayment. If the loan is not repaid, We deduct the amount due from any amount payable from a full surrender or upon the death of the Insured.

Interest on Loaned Value. The amount equal to any outstanding Policy loans is held in the GPA and is credited with interest at a rate which is the greater of 3% and the Policy loan rate less a MassMutual declared charge (maximum 0.75%) for expenses and taxes.

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MassMutual rather than a rate of return reflecting the investment performance of the Separate Account. If the Policy is surrendered with outstanding Policy Debt, tax consequences may result. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Free Look Provision

The Policyowner may cancel the Policy within 10 days (or longer if required by state law) after the Policyowner receives it, or 10 days after the Policyowner receives a written notice of withdrawal right or within 45 days after signing Part 1 of the Application, whichever is latest. The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MassMutual or to the agent who sold the Policy or to one of our agency offices. If the Policy is cancelled in this fashion, a refund will be made to the Policyowner. The refund equals the Account Value (or all premiums paid where required by state law), reduced by any amounts borrowed or withdrawn. During the Free Look Period, the initial Net Premium will be allocated to the MML Money Market Division, which invests in the MML Money Market Fund.

Exchange Privilege

The Policyowner may transfer the entire Account Value held in the Separate Account to the GPA at any time. The transfer will take effect when We receive a written request, signed by the Policyowner.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each Division, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. If required by law or regulation, MassMutual will vote shares of the Funds held by the Separate Account as to which no effective instructions have been received in the same proportion as the shares as to which instructions have been received. Otherwise, MassMutual reserves the right to vote such shares in its own discretion.

Our Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, We will seek approval by Policyowners.

Specifically, We reserve the right to:

 .    Create new segments of the Separate Account;

 .    Create new Separate Accounts;

 .    Combine any two or more Separate Accounts;

 .    Make available additional Divisions investing in additional investment companies;

 .    Eliminate one more more Divisions;

 .    Substitute or merge two or more Divisions or Separate Accounts;

 .    Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 .    Operate the Separate Account as a management investment company under the
     Investment Company Act of 1940, as amended, or in any other form permitted by law; and

 .    Deregister the Separate Account under the Investment Company Act of 1940, as amended, in the event such registration is no longer required.

MassMutual also reserves the right to change the name of the Separate Account.

We have reserved all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but We may also withdraw this right.

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

------------------------------------------------------------------------------------------------------------------------------------

Name and Position                        Principal Occupation(s) During Past Five Years

------------------------------------------------------------------------------------------------------------------------------------

Roger G. Ackerman, Director              Chairman and Chief Executive Officer, since 1996, President and Chief Operating
One Riverfront Plaza, HQE 2              Officer, 1990-1996, Corning, Inc.
Corning, NY  14831
------------------------------------------------------------------------------------------------------------------------------------

James R. Birle, Director                 Chairman, since 1997, and Founder, since 1994, President, 1994-1997, Resolute
2 Soundview Drive                        Partners, LLC; General Partner, Blackstone Group, 1988-1994
Greenwich, CT  06836
------------------------------------------------------------------------------------------------------------------------------------

Gene Chao, Director                      Chairman, President and CEO, Computer Projections, Inc., since 1991
733 SW Vista Avenue
Portland, OR  97205
------------------------------------------------------------------------------------------------------------------------------------

Patricia Diaz Dennis, Director           Senior Vice President and Assistant General Counsel, SBC Communications Inc.,
175 East Houston, Room 4-A-70            since 1995; Special Counsel, Sullivan & Cromwell, 1993-1995; Assistant Secretary of
San Antonio, TX  78205                   State for Human Rights and Humanitarian Affairs, U.S. Department of State, 1992-
                                         1993
------------------------------------------------------------------------------------------------------------------------------------

Anthony Downs, Director                  Senior Fellow, The Brookings Institution, since 1977
1775 Massachusetts Ave., N.W.
Washington, DC  20036-2188
------------------------------------------------------------------------------------------------------------------------------------

James L. Dunlap, Director                President and Chief Operating Officer, United Meridian Corporation, since 1996;
1201 Louisiana, Suite 1400               Senior Vice President, Texaco, Inc. 1987-1996
Houston, TX  77002-5603
------------------------------------------------------------------------------------------------------------------------------------

William B. Ellis, Director               Senior Fellow, Yale University School of Forestry and Environmental Studies, since
31 Pound Foolish Lane                    1995; Chairman and Chief Executive Officer, Northeast Utilities, 1983-1995
Glastonbury, CT  06033
------------------------------------------------------------------------------------------------------------------------------------

Robert M. Furek, Director                Chairman, State Board of Trustees for the Hartford School System, since 1997;
1 State Street, Suite 2310               President and Chief Executive Officer, Heublein, Inc., 1987-1996
Hartford, CT  06103
------------------------------------------------------------------------------------------------------------------------------------

Charles K. Gifford, Director             Chairman and Chief Executive Officer, since 1995, and President, 1989-1995,
100 Federal Street                       BankBoston, N.A. and Chairman, since 1998, and Chief Executive Officer, since
Boston, MA  02110                        1985, BankBoston Corporation
------------------------------------------------------------------------------------------------------------------------------------

William N. Griggs, Director              Managing Director, Griggs & Santow, Inc., since 1983
75 Wall Street, 20th Floor
New York, NY  10005
------------------------------------------------------------------------------------------------------------------------------------

George B. Harvey, Director               Retired Chairman, President and CEO, Pitney Bowes, since 1996
One Landmark Square
Suite 1905, 19th Floor
Stamford, CT  06901
------------------------------------------------------------------------------------------------------------------------------------

Barbara B. Hauptfuhrer, Director         Director of various corporations, since 1972
1700 Old Welsh Road
Huntingdon Valley, PA  19006
------------------------------------------------------------------------------------------------------------------------------------

Sheldon B. Lubar, Director               Chairman, Lubar & Co. Incorporated, since 1977
700 North Water Street, Suite 1200
Milwaukee, WI  53202
------------------------------------------------------------------------------------------------------------------------------------

William B. Marx, Jr., Director           Retired Senior Executive Vice President, Lucent Technologies, since 1996; Executive
5 Peacock Lane                           Vice President and CEO Multimedia Products Group, AT&T, 1994-1996; Executive
Village of Golf, FL  33436-5299          Vice President and CEO, Network Systems Group, 1993-1994; Group Executive and
                                         President, AT&T Network Systems, 1989-1993
------------------------------------------------------------------------------------------------------------------------------------

John F. Maypole, Director                Managing Partner, Peach State Real Estate Holding Company, since 1984
55 Sandy Hook Road - North
Sarasota, FL  34242
------------------------------------------------------------------------------------------------------------------------------------

John J. Pajak, Director, President and   President and Chief Operating Officer, since 1996, Vice Chairman and Chief
Chief Operating Officer                  Administrative Officer, 1996-1996, Executive Vice President, 1987-1996, MassMutual
1295 State Street
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------------

Thomas B. Wheeler, Director, Chairman    Chairman and Chief Executive Officer, since 1996, President and Chief Executive
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

and Chief Executive Officer       Officer, 1988-1996, MassMutual
1295 State Street
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------------

Alfred M. Zeien, Director         Chairman and Chief Executive Officer, The Gillette Company, since 1991
Prudential Tower
Boston, MA  02199
------------------------------------------------------------------------------------------------------------------------------------


Executive Vice Presidents:

------------------------------------------------------------------------------------------------------------------------------------

Lawrence V. Burkett, Jr.          Executive Vice President and General Counsel, since 1993, Senior Vice President and
1295 State Street                 Deputy General Counsel, 1992-1993, MassMutual
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------------

Peter J. Daboul                   Executive Vice President and Chief Information Officer, since 1997, Senior Vice
1295 State Street                 President, 1990-1997, MassMutual
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------------

John B. Davies                    Executive Vice President, since 1994, Associate Executive Vice President, 1994-1994,
1295 State Street                 General Agent, 1982-1993, MassMutual
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------------

Daniel J. Fitzgerald              Executive Vice President, since 1994, Corporate Financial Operations, 1994-1997,
1295 State Street                 Senior Vice President, 1991-1994
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------------

James E. Miller                   Executive Vice President, since 1997 and 1987-1996, MassMutual; Senior Vice
1295 State Street                 President, UniCare Life and Health Insurance Company, 1996-1997
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------------

John V. Murphy                    Executive Vice President, since 1997, MassMutual; Executive Vice President and
1295 State Street                 Chief Operating Officer, David L. Babson & Co., Inc., 1995-1997; Chief Operating
Springfield, MA  01111            Officer, Concert Capital Management, Inc., 1993-1995; Senior Vice President and
                                  Chief Financial Officer, Liberty Financial Companies, 1977-1993
------------------------------------------------------------------------------------------------------------------------------------

Gary E. Wendlandt                 Executive Vice President and Chief Investment Officer, since 1993, Executive Vice
1295 State Street                 President, 1992-1993, MassMutual
Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------

Joseph M. Zubretsky               Executive Vice President and Chief Financial Officer, since 1997, MassMutual; Chief
1295 State Street                 Financial Officer, 1996, HealthSource; Coopers & Lybrand, 1990-1996
Springfield, MA  01111
------------------------------------------------------------------------------------------------------------------------------------


The Guaranteed Principal Account

Because of the exemptive and exclusionary provisions, interests in MassMutual's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MassMutual has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Policyowner may allocate or transfer all or part of the Net Premium to the GPA, and such amounts shall become part of MassMutual's general account assets. The allocation or transfer of amounts to the GPA does not entitle a Policyowner to share in the investment experience of those assets. Instead, MassMutual guarantees that those amounts allocated to the GPA which are in excess of any Policy loans will accrue interest daily at a minimum effective annual rate equal to 3%. For amounts equal to any Policy loans, the guaranteed rate is the greater of: (a) 3%; and (b) the Policy loan rate less a MassMutual declared charge for expenses and taxes. This charge cannot exceed 0.75%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. Upon request, MassMutual will inform Policyowners of the then applicable rate. Since MassMutual takes into account the need to provide for its expenses and guarantees, the crediting rate declared by MassMutual shall be net of charges it imposes against the earnings of the GPA.

Federal Income Tax Considerations

The ultimate effect of federal income taxes on values under this Policy and upon the economic benefit to the Policyowner or Beneficiary depends on MassMutual's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policies, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MassMutual reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws.

MassMutual - Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MassMutual and its operations form a part of MassMutual.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Values. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policies. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MassMutual to the extent applied to increase reserves associated with the Policies. The reserve items taken into account at the close of the taxable year for purposes of determining net increases or net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets or by adding any amount attributable to depreciation. MassMutual's basis in the assets underlying the Separate Account's Policies will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate level gains and losses, and the tax effect thereof, are eliminated.

Due to MassMutual's current tax status, no charge is made to the Separate Account for MassMutual's federal income taxes that may be attributable to the Separate Account. Periodically, MassMutual reviews the question of a charge to the Separate Account for MassMutual's federal income taxes. A charge may be made for any federal income taxes incurred by MassMutual that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MassMutual's federal income taxes attributable to that account.



Under current state laws, MassMutual may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, MassMutual reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums, and Loans. MassMutual believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or Withdrawal is made.

Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner may recognize ordinary income for federal tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt (which may include unpaid interest), exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Where the provisions of Code Section 7702(f) do not cause a taxable event, a Withdrawal is taxable only to the extent that it exceeds the Policyowner's as yet unrecovered premium contributions. MassMutual suggests that a Policyowner consult with his or her tax adviser in advance of a proposed decrease in Selected Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MassMutual also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code
Section 264, will no longer be tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See a tax adviser for further guidance.

If the Policy is owned by a business or corporation, the Code may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the inside build-up of gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date of death cash value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

MassMutual makes no guarantee regarding the future tax treatment of any Policy.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest or dividends with respect to such premiums.

Since the Policy provides for flexible premium payments, We will carefully monitor the Policy to determine whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, particularly where a Policy is owned by other than an individual Insured, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trusts is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Trust's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Trust as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. Each Government agency or instrumentality, however, is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury Securities, and for purposes of determining whether assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MassMutual reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MassMutual intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Additional Provisions Of The Policy

Paid-up Policy Date. The Paid-up Policy Date is the Policy Anniversary Date nearest the Insured's 100th birthday. On this Date and at all times thereafter, the Selected Face Amount will equal the Account Value, and the Death Benefit Option will be Death Benefit Option 1. As of this Date, the charge for cost of insurance will be equal to $0 and premium payments will no longer be accepted. The Policy does not lapse after the Paid-up Policy Date. The payment of planned Policy premiums does not guarantee that the Policy will continue in force to the Paid-up Policy Date.

Reinstatement Option. For a period of five (5) years after termination, a Policyowner can request that We reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before We will reinstate the Policy, We must receive the following:

 .   A premium payment equal to the amount necessary to produce an Account Value equal to 3 times the total monthly deduction for the Policy on the Monthly Calculation Date on or next following the date of reinstatement;

 .   Evidence of insurability satisfactory to us; and

 .   Where necessary, a signed acknowledgement that the Policy has become a modified endowment contract.

If We do reinstate the Policy, the Selected Face Amounts for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Payment Options. All or part of the Death Benefit or Cash Surrender Value may be taken in cash or as a series of level payments. Proceeds applied will no longer be affected by the investment experience of the Divisions or the GPA.

To receive payments, the proceeds to be applied must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Payment options are as described below.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount We hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the interest rate We credit to the unpaid balance. This interest rate will not be less than 3% per year.

Interest Payment Option. We hold amounts applied under this option and pay interest on the unpaid balance of at least 3% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .   Payments for life only;

 .   Payments guaranteed for five, ten or twenty years; or

 .   Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment is made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 .   Payments guaranteed for 10 years; and

 .   Payment for two lives only. No specific number of payments is guaranteed.
    Under this option there may be one payment if the two named persons die prior to the second payments.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights under Payment Options. If provided in the payment option election, all or part of the unpaid balance may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Beneficiary. A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. A Policyowner names the Beneficiary when he or she or it applies for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable beneficiary. An irrevocable beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable beneficiary is needed to exercise any Policy right except the right to:

 .   Change the frequency of premium payments.

 .   Change the premium payment plan.

 .   Reinstate the Policy after termination.

If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the Owner or, if deceased, the Owner's estate.

Changing the Owner or Beneficiary. The Owner or any Beneficiary may be changed during the Insured's lifetime by writing to our Home Office. The change takes effect as of the date of the request, even if the Insured dies before We receive it. Each change is subject to any payment. We made or other action by MassMutual prior to receipt of the request.

Right to Substitute Insured. Upon written Application to MassMutual, the Policy may be transferred to the life of a substitute Insured. The transfer becomes effective upon the transfer date, which is the Policy Anniversary on or next following, the latter of the date We approve the Application for transfer; and the date any required cost associated with the transfer is paid, subject to the following conditions (the "Transfer Date"):

 .   This Policy must be in force on the Transfer Date.

 .   A written Application for the transfer and payment of any required cost to transfer must be approved by Us at our Home Office.

 .   Evidence of insurability of the substitute Insured, satisfactory to us, is required.

 .   The substitute Insured must not have been under 20 years of age on the birthday nearest the Policy Date of this Policy.

 .   The substitute Insured must not be over 65 years of age on the birthday nearest the Transfer Date.

 .   The Owner of this Policy after it has been transferred must have an insurable interest in the life of the substitute Insured.

The Selected Face Amount for the substitute Insured will be determined as for a new Insured. The Account Value immediately after transfer will be equal to: (i) the Account Value immediately before the transfer, plus (ii) any Net Premium necessary to make the cash surrender value, immediately before the monthly charges are deducted on the Transfer Date, at least 12 times the monthly charges, minus (iii) any amount which must be refunded (so that the amount at risk is not greater than the Selected Face Amount), minus (iv) the monthly charges on the Transfer Date. Future charges against the Policy will be based on the life of the substitute Insured.

The costs to transfer are an administrative fee of $75, plus any premium necessary to effect the transfer, plus any excess Policy Debt not repaid prior to transfer. Excess Policy Debt is the amount by which Policy Debt exceeds the maximum loan available after transfer. Any such excess must be repaid on or before the Transfer Date.

The incontestability and suicide periods begin to run anew from the Transfer Date. Any assignments existing on the Transfer Date will continue to apply.

The Internal Revenue Service has ruled that a substitution of Insureds is an exchange of contracts which does not qualify for the tax deferral available under Code Section 1035. Therefore upon a substitution of Insureds, the Policyowner must include in current gross income all the previously unrecognized gain in the Policy.

Assignment. The Policy may be assigned as collateral for a loan or other obligation, subject to any outstanding Policy Debt. For any assignment to be binding on us, We must receive a signed copy of it at our Home Office. We are not responsible for the validity of any assignment.

Any amounts due to an assignee of the Policy which is assigned will be paid in one sum.

Dividends. Each year MassMutual determines the divisible surplus, or the money available to pay dividends. Each Policy may receive a dividend based upon its contribution to this divisible surplus. MassMutual does not expect that any dividends will be paid under the Policies.

Any dividend will be payable on the Policy Anniversary Date.

If the Insured dies after the first Policy Year, the Death Benefit includes a pro-rata share of any dividend allocated to the Policy for the year death occurs.

Limits on Our Right to Challenge the Policy. We must bring any legal action to contest the validity of a Policy within two years from its Issue Date or an increase in the Selected Face Amount. After that We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age or Sex. If the Insured's date of birth or sex as given in the Application is not correct, an adjustment will be made. If the adjustment is made when the Insured dies, the Death Benefit will reflect the amount provided by the most recent mortality charge according to the correct age and sex. If the adjustment is made before the Insured dies, then future monthly deductions will be based on the correct age and sex.

Suicide. If the Insured commits suicide within two years (or different period if required by state law) from the Issue Date or an increase in the Selected Face Amount and while the Policy is in force, We pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of premiums paid for the Policy, less any Policy Debt or amounts withdrawn.

When We Pay Proceeds. If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made normally within 7 days after We receive any required documents in proper form at our Home Office. We can delay payment of the Cash Surrender Value or any Withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

 .   It is not reasonably practicable to determine the amount because the New
    York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

 .   the Securities and Exchange Commission (or its successor) determines that an emergency exists; or

 .   the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our policy owners.

We may delay paying any Cash Surrender Value or loan proceeds based on the GPA for up to 6 months from the date the request was received at our Home Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, We generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment is delayed for 10 working days or more from the effective date of surrender or Withdrawal, we add interest at the same rate as is paid under the Interest Payment Option for the same period of time.

Records And Reports

MassMutual maintains all records and accounts relating to the Separate Account and the GPA. Each year within 30 days after the Policy Anniversary, We will mail to the Policyowner a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, a wholly-owned subsidiary of MassMutual, is the principal underwriter of the Policy pursuant to an Underwriting and Servicing Agreement to which MML Distributors, MassMutual and the Separate Account are parties. Also located at 1414 Main Street, Springfield, MA 01144-1013, MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter of the Policies. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC and are members of the NASD ("selling brokers"). We sell the Policies through agents who are licensed by state insurance officials to sell the Policies. These agents are also registered representatives of selling brokers or of MMLISI.

When an application for one of the Policies is completed, it is submitted to us. The selling broker or co-underwriter perform suitability review and, in some cases, we perform insurance underwriting. We determine whether to accept or reject the application for the Policy and the Insured's risk classification. If the application is not accepted, we will refund any premium that has been paid.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies of the Separate Account. Compensation paid to MMLISI in 1997 was $19,800. Compensation paid to MML Distributors in 1997 was $10,000. Commissions are paid through MMLISI and MML Distributors to agents and selling brokers for selling the Policies. During 1997 such payments amounted to $1,316,943.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions Schedule. Agents or selling brokers receive commissions as a percentage of the premium paid under the Policies. The commission percentage on these Policies is based on the Initial Case Premium Paid for all Policies in a Case. It is not affected by subsequent changes under the Case. The maximum commission percentage paid under the Policies is 18% of premiums.

Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Bonding Arrangement. An insurance company blanket bond is maintained providing $50,000,000 coverage for officers and employees of MassMutual (subject to a $350,000 deductible) and $25,000,000 coverage for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are currently not involved in any material legal proceedings that adversely impact the Policy.

Experts

The financial statements of the Strategic Variable Life segment of the Separate Account and the financial statements of MassMutual included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

Coopers & Lybrand's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Actuarial matters in this Prospectus have been examined by John M. Valencia, FSA, MAAA, Assistant Vice President, for MassMutual. His opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

Financial Statements

The financial statements of MassMutual and the Strategic Variable Life segment of the Separate Account included herein should be considered only as bearing upon the ability of MassMutual to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the MML Equity Division, MML Equity Index Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Money Division, Oppenheimer High Income Division, Oppenheimer Bond Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Multiple Strategies Division, Oppenheimer Global Securities Division, Oppenheimer Strategic Bond Division, Oppenheimer Growth & Income Division, Panorama LifeSpan Diversified Income Division, Panorama LifeSpan Balanced Division and Panorama LifeSpan Capital Appreciation Division of the Strategic Variable Life Segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, the related statements of operations and statements of changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1997, by examination of the records of MML Series Investment Fund and by confirmation with Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Division, MML Equity Index Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Money Division, Oppenheimer High Income Division, Oppenheimer Bond Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Multiple Strategies Division, Oppenheimer Global Securities Division, Oppenheimer Strategic Bond Division, Oppenheimer Growth & Income Division Panorama LifeSpan Diversified Income Division, Panorama LifeSpan Balanced Division and Panorama LifeSpan Capital Appreciation Division of the Strategic Variable Life Segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, the results of their operations and the changes in their net assets for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 3, 1998

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

                                                        MML          MML           MML
                                           MML        Equity        Money        Managed         MML       Oppenheimer
                                         Equity       Index         Market         Bond         Blend         Money
                                        Division     Division      Division      Division      Division      Division
                                      ------------ ------------  ------------  ------------  ------------  ------------
ASSETS
Investments
  Number of shares (Note 2)                97,934        1,951     1,318,214       103,198        50,243        82,323
                                      ============ ============  ============  ============  ============  ============
  Identified cost (Note 3B)           $ 3,153,305   $   22,615    $1,318,214    $1,239,388    $1,169,448    $   82,323
                                      ============ ============  ============  ============  ============  ============
  Value (Note 3A)                     $ 3,471,097   $   23,566    $1,318,214    $1,280,585    $1,209,827    $   82,323
Dividends receivable                      279,879          220         9,325        20,590        90,693           147
                                      ------------ ------------  ------------  ------------  ------------  ------------

    Total assets                        3,750,976       23,786     1,327,539     1,301,175     1,300,520        82,470

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                    2,360            7         1,247           977           756            62
                                      ------------ ------------  ------------  ------------  ------------  ------------
NET ASSETS:                           $ 3,748,616   $   23,779    $1,326,292    $1,300,198    $1,299,764    $   82,408
                                      ============ ============  ============  ============  ============  ============

Net Assets:
For variable life insurance policies  $ 3,739,982   $   17,670    $1,320,662    $1,294,203    $1,292,290    $   76,766
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                         8,634        6,109         5,630         5,995         7,474         5,642
                                      ------------ ------------  ------------  ------------  ------------  ------------
    Net assets                        $ 3,748,616   $   23,779    $1,326,292    $1,300,198    $1,299,764    $   82,408
                                      ============ ============  ============  ============  ============  ============

Accumulation units (Note 8)
  Policyowners                          2,165,179       14,462     1,173,038     1,079,621       864,504        68,028
  Massachusetts Mutual Life
    Insurance Company                       5,000        5,000         5,000         5,000         5,000         5,000
                                      ------------ ------------  ------------  ------------  ------------  ------------
    Total units                         2,170,179       19,462     1,178,038     1,084,621       869,504        73,028
                                      ============ ============  ============  ============  ============  ============

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997                   $      1.73   $     1.22    $     1.13    $     1.20    $     1.49    $     1.13
  December 31, 1996                          1.35         --            1.07          1.09          1.24          1.08
  December 31, 1995                          1.12         --            1.03          1.06          1.09          1.03


                                      Oppenheimer                  Oppenheimer
                                         High       Oppenheimer     Capital
                                        Income         Bond       Appreciation
                                       Division      Division       Division
                                     ------------  ------------   ------------
ASSETS
Investments
  Number of shares (Note 2)              175,599        11,852         60,728
                                     ============  ============   ============
  Identified cost (Note 3B)           $2,017,710    $  140,287    $ 2,412,648
                                     ============  ============   ============
  Value (Note 3A)                     $2,022,898    $  141,157     $2,487,423
Dividends receivable                        --            --             --
                                     ------------  ------------   ------------
    Total assets                       2,022,898       141,157      2,487,423

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                     932            89          1,841
                                     ------------  ------------   ------------
NET ASSETS:                           $2,021,966    $  141,068     $2,485,582
                                     ============  ============   ============

Net Assets:
For variable life insurance policies  $2,015,024    $  135,056     $2,477,741
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                        6,942         6,012          7,841
                                     ------------  ------------   ------------
    Net assets                        $2,021,966    $  141,068     $2,485,582
                                     ============  ============   ============

Accumulation units (Note 8)
  Policyowners                         1,451,429       112,325      1,580,341
  Massachusetts Mutual Life
    Insurance Company                      5,000         5,000          5,000
                                     ------------  ------------   ------------
    Total units                        1,456,429       117,325      1,585,341
                                     ============  ============   ============


NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997                   $     1.39    $     1.20           1.55
  December 31, 1996                         1.24          1.10           1.41
  December 31, 1995                         1.08          1.06           1.17


                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

December 31, 1997


                                                                                                                         Panorama
                                                     Oppenheimer      Oppenheimer      Oppenheimer       Oppenheimer     LifeSpan
                                      Oppenheimer      Multiple          Global         Strategic         Growth &      Diversified
                                        Growth         Strategies      Securities         Bond            Income          Income
                                        Division       Division         Division         Division         Division       Division
                                      ------------   ------------     ------------     ------------     ------------   ------------

ASSETS
Investments
  Number of shares (Note 2)               115,383         24,504           58,195           14,271           37,530          4,668
                                      ============   ============     ============     ============     ============   ============
  Identified cost (Note 3B)            $3,511,675     $  400,113       $1,169,837       $   72,944      $   716,108     $    4,994
                                      ============   ============     ============     ============     ============   ============
  Value (Note 3A)                      $3,743,026     $  416,805       $1,243,618       $   73,069      $   772,377     $    5,508
Dividends receivable                           --             --               --               --               --             --
                                      ------------   ------------     ------------     ------------     ------------   ------------
    Total assets                        3,743,026        416,805        1,243,618           73,069          772,377          5,508


LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                    2,119            205              668               49              348              4
                                      ------------   ------------     ------------     ------------     ------------   ------------
NET ASSETS:                            $3,740,907     $  416,600       $1,242,950       $   73,020      $   772,029     $    5,504
                                      ============   ============     ============     ============     ============   ============
Net Assets:
For variable life insurance policies   $3,732,000     $  409,425       $1,235,753       $   66,561      $   761,112     $    5,504
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                         8,907          7,175            7,197            6,459           10,917             --
                                      ------------   ------------     ------------     ------------     ------------   ------------

    Net assets                         $3,740,907     $  416,600       $1,242,950       $   73,020      $   772,029     $    5,504
                                      ============   ============     ============     ============     ============   ============

Accumulation units (Note 8)
  Policyowners                          2,095,021        285,292          858,534           51,528          348,638             --
  Massachusetts Mutual Life
   Insurance Company                        5,000          5,000            5,000            5,000            5,000          5,000
                                      ------------   ------------     ------------     ------------     ------------   ------------
   Total units                          2,100,021        290,292          863,534           56,528          353,638          5,000
                                      ============   ============     ============     ============     ============   ============

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997                    $     1.78     $     1.44       $     1.44       $     1.29      $      2.18     $     1.10
  December 31, 1996                          1.41           1.23             1.18             1.19             1.65             --
  December 31, 1995                          1.13           1.07             1.00             1.07             1.25             --


                                                         Panorama
                                           Panorama      LifeSpan
                                           LifeSpan       Capital
                                           Balanced     Appreciation
                                           Division      Division
                                         ------------  ------------
ASSETS
Investments
  Number of shares (Note 2)                    4,459         4,305
                                         ============  ============
  Identified cost (Note 3B)               $    4,994   $     4,994
                                         ============  ============
  Value (Note 3A)                         $    5,707    $    5,812
Dividends receivable                             --             --
                                         ------------  ------------
    Total assets                               5,707         5,812

LIABILITIES
Payable to Massachusetts Mutual
  Life Insurance Company                           4             4
                                         ------------  ------------
NET ASSETS:                               $    5,703    $    5,808
                                         ============  ============
Net Assets:
For variable life insurance policies      $    5,703    $    5,808
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                              --            --
                                         ------------  ------------
    Net assets                            $    5,703    $    5,808
                                         ============  ============
Accumulation units (Note 8)
  Policyowners                                   --            --
  Massachusetts Mutual Life
   Insurance Company                           5,000         5,000
                                         ------------  ------------
  Total units                                  5,000         5,000
                                         ============  ============
NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1997                       $     1.14    $     1.16
  December 31, 1996                              --            --
  December 31, 1995                              --            --




                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1997

                                                *MML          MML            MML
                                    MML         Equity       Money         Managed         MML        Oppenheimer
                                   Equity       Index        Market         Bond          Blend         Money
                                  Division     Division      Division      Division      Division      Division
                                ------------ ------------  ------------  ------------  ------------  ------------
Investment income
Dividends (Note 3B)              $  279,904   $      220    $   57,819    $   79,019    $  111,288    $    1,668

Expenses
Mortality and expense risk fees
  (Note 4)                            7,260           14         3,433         3,589         2,413            96
                                ------------ ------------  ------------  ------------  ------------  ------------
Net investment Income
  (loss) (Note 3C)                  272,644          206        54,386        75,430       108,875         1,572
                                ------------ ------------  ------------  ------------  ------------  ------------

Net realized and unrealized
gain (loss) on investments
Net realized gain on
  investments (Notes 3B, 3C & 6)     21,883            1             -           868         2,275             -
Change in net unrealized
  appreciation/depreciation
  of investments                    282,387          951             -        38,817        32,048             -
                                ------------ ------------  ------------  ------------  ------------  ------------
Net gain (loss) on investments      304,270          952             -        39,685        34,323             -
                                ------------ ------------  ------------  ------------  ------------  ------------

Net increase in net assets
  resulting from operations      $  576,914   $    1,158    $   54,386    $  115,115    $  143,198    $    1,572
                                ============ ============  ============  ============  ============  ============

                                             Oppenheimer               Oppenheimer
                                                High     Oppenheimer     Capital
                                               Income       Bond       Appreciation
                                              Division     Division      Division
                                            ------------ ------------  ------------
Investment income
Dividends (Note 3B)                          $  128,097   $    3,293    $   66,210

Expenses
Mortality and expense risk fees
  (Note 4)                                        4,039          128         5,297
                                            ------------ ------------  ------------
Net investment Income
  (loss) (Note 3C)                              124,058        3,165        60,913
                                            ------------ ------------  ------------

Net realized and unrealized
  gain (loss) on investments
Net realized gain on
  investments (Notes 3B, 3C & 6)                 45,671           49        43,440
Change in net unrealized
  appreciation/depreciation
  of investments                                 10,877          826        64,677
                                            ------------ ------------  ------------
Net gain (loss) on investments                   56,548          875       108,117
                                            ------------ ------------  ------------
Net increase in net assets
  resulting from operations                  $  180,606   $    4,040    $  169,030
                                            ============ ============  ============

*For the period May 1, 1997 (Commencement of Operations) through December 31,
 1997



                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

For The Year Ended December 31, 1997

                                                                                               *Panorama                 *Panorama
                                              Oppenheimer Oppenheimer  Oppenheimer Oppenheimer  LifeSpan    *Panorama     LIfeSpan
                                  Oppenheimer   Multiple    Global      Strategic   Growth &   Diversified  LifeSpan      Capital
                                    Growth     Strategies  Securities    Bond        Income      Income     Balanced    Appreciation
                                   Division    DIvision    Division     Division    Division    Division    Division      Division
                                  ----------- ----------- -----------  ----------- ----------- -----------  ---------   ------------
Investment income
Dividends (Note 3B)                $  90,462   $  16,765    $  8,496    $  3,204     $  9,871    $     --    $       -     $      -

Expenses
Mortality and expense risk fees
(Note 4)                               6,020         660       2,340         106          750          10           11           12
                                   ---------   ---------    --------    --------     --------    --------    ---------     --------

Net investment income
(loss) (Note 3C)                      84,442      16,105       6,156       3,098        9,121         (10)         (11)         (12)
                                   ---------   ---------    --------    --------     --------    --------    ---------     --------

Net realized and unrealized
gain (loss) on investments
Net realized gain on
  investments (Notes 3B, 3C & 6)     113,022       1,030      88,098         106        3,753           1            1            1
Change in net unrealized
  appreciation/depreciation
  of investments                     203,917      16,050      52,377        (231)      53,086         513          713          819
                                   ---------   ---------    --------    --------     --------    --------    ---------     --------

Net gain (loss) on investments       316,939      17,080     140,475        (125)      56,839         514          714          820
                                   ---------   ---------    --------    --------     --------    --------    ---------     --------

Net increase in net assets
resulting from operations           $401,381    $ 33,185    $146,631    $  2,973     $ 65,960    $    504     $    703     $    808
                                   =========   =========    ========    ========     ========    ========    =========     ========

* For the period May 1, 1997 (Commencement of Operations) through December 31, 1997


                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1997

                                                          *MML            MML           MML
                                             MML         Equity          Money        Managed           MML        Oppenheimer
                                           Equity         Index          Market         Bond           Blend          Money
                                          Division       Division       Division      Division        Division      Division
                                        -----------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
Operations;
 Net investment income (loss)           $   272,644    $       206    $    54,386    $    75,430    $   108,875    $     1,572
 Net realizod gain on investments            21,883              1             --            868          2,275             --
 Change in net unrealized appreciation/
  depreciation of investments               282,387            951             --         38,817         32,048             --
                                        -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets
 resulting from operations                  576,914          1,158         54,386        115,115        143,198          1,572
                                        -----------    -----------    -----------    -----------    -----------    -----------
Capital transactions; (Note 8)
 Net contract payments                      885,334             --      7,536,342        528,095        281,565             --
 Withdrawal of funds                        (20,829)            --       (504,924)        (9,303)            --             --
 Transfer of death benefits                      --             --             --             --             --             --
 Transfer due to reimbursement
  (payment) of acoumulation unit
 value fluctuation                           10,001             (4)         5,648            110          2,377             (1)
 Transfer of seed money                          --          5,000             --             --             --             --
 Withdrawal due to charges for
  administrative and insurance costs        (93,015)            --       (140,059)       (34,521)       (15,017)          (982)
 Divisional transfers                     1,428,272         17,625     (6,356,690)       173,873        584,458         76,444
                                        -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets resulting
 from capital transactions                2,209,763         22,621        540,317        658,254        853,383         75,461
                                        -----------    -----------    -----------    -----------    -----------    -----------
Total increase                            2,786,677         23,779        594,703        773,369        996,581         77,033

NET ASSETS, at beginning
 of the period/year                         961,939             --        731,589        526,829        303,183          5,375
                                        -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS, at end
 of the year                            $ 3,748,616    $    23,779    $ 1,326,292    $ 1,300,198    $ 1,299,764    $    82,408
                                        ===========    ===========    ===========    ===========    ===========    ===========
                                          Oppenheimer                 Oppenheimer
                                            High      Oppenheimer       Capital
                                           Income        Bond         Appreciation
                                          Division     Division         Division
                                        -----------    -----------    -----------
Increase (decrease) in net assets
Operations;
 Net investment income (loss)           $   124,058    $     3,165    $    60,913
 Net realizod gain on investments            45,671             49         43,440
 Change in net unrealized appreciation/
  depreciation of investments                10,877            826         64,677
                                        -----------    -----------    -----------
Net increase in net assets
 resulting from operations                  180,606          4,040        169,030
                                        -----------    -----------    -----------
Capital transactions; (Note 8)
 Net contract payments                      208,375            389        841,616
 Withdrawal of funds                        (10,527)            --             --
 Transfer of death benefits                      --             --        (34,315)
 Transfer due to reimbursement
  (payment) of acoumulation unit
  value fluctuation                           1,001             (1)       (20,320)
 Transfer of seed money                          --             --             --
 Withdrawal due to charges for
  administrative and insurance costs        (26,651)        (2,194)       (41,860)
 Divisional transfers                       403,017        133,314        605,061
                                        -----------    -----------    -----------
Net increase in net assets resulting
 from capital transactions                  575,215        131,508      1,350,182
                                        -----------    -----------    -----------
Total increase                              755,821        135,548      1,519,212

NET ASSETS, at beginning
 of the period/year                       1,266,145          5,520        966,370
                                        -----------    -----------    -----------

NET ASSETS, at end
 of the year                            $ 2,021,966    $   141,068    $ 2,485,582
                                        ===========    ===========    ===========

*For the period May 1, 1997 (Commencement of Operations) through December 31,
1997

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable
Life

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 1997


                                                                    Oppenheimer    Oppenheimer     Oppenheimer   Oppenheimer
                                                      Oppenheimer     Multiple        Global        Strategic     Growth &
                                                        Growth       Strategies     Securities        Bond         Income
                                                       Division       Division       Division       Division      Division
                                                     -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
Operations;
  Net investmnent income (loss)                      $    84,442    $    16,105    $     6,156    $     3,098    $     9,121
  Net realized gain on investments                       113,022          1,030         88,098            106          3,753
  Change in net unrealized appreciation/
   depreciation of investments                           203,917         16,050         52,377           (231)        53,086
                                                     -----------    -----------    -----------    -----------    -----------
Net increase in net assets
  resulting from operations                              401,381         33,185        146,631          2,973         65,960
                                                     -----------    -----------    -----------    -----------    -----------

Capital transactions; (Note 8)
  Net contract payments                                1,154,703        142,740        357,799         13,326         79,290
  Wthdrawal of funds                                          --             --             --             --             --
  Transfer of death benefits                             (35,742)            --             --             --             --
  Transfer due to reimbursement
     (payment) of accumulation unit
     value fluctuation                                       257             86         10,173             78           (291)
  Transfer of seed money                                      --             --             --             --             --
  Wthdrawal due to charges for
     administrative and insurance costs                  (66,528)       (10,284)       (19,665)        (1,444)        (9,046)
  Divisional transfers                                 1,521,051        244,734        488,859         52,128        627,852
                                                     -----------    -----------    -----------    -----------    -----------

  Net increase in net assets resulting
    from capital transactions                          2,573,741        377,276        837,166         64,088        697,805
                                                     -----------    -----------    -----------    -----------    -----------
  Total increase                                       2,975,122        410,461        983,797         67,061        763,765

  NET ASSETS, at beginning
    of the period/year                                   765,785          6,139        259,153          5,959          8,264
                                                     -----------    -----------    -----------    -----------    -----------
  NET ASSETS, at end
    of the year                                      $ 3,740,907    $   416,600    $ 1,242,950    $    73,020    $   772,029
                                                     ===========    ===========    ===========    ===========    ===========


                                                         *Panorama                     *Panorama
                                                          LifeSpan      *Panorama       LifeSpan
                                                         Diversified     LifeSpan       Capital
                                                           Income        Balanced     Appreciation
                                                          Division       Division       Division
                                                        -----------    -----------    -----------
Increase (decrease) in net assets
Operations;
  Net investmnent income (loss)                         $       (10)   $       (11)   $       (12)
  Net realized gain on investments                                1              1              1
  Change in net unrealized appreciation/
   depreciation of investments                                  513            713            819
                                                        -----------    -----------    -----------
Net increase in net assets
  resulting from operations                                     504            703            808
                                                        -----------    -----------    -----------
Capital transactions; (Note 8)
  Net contract payments                                          --             --             --
  Wthdrawal of funds                                             --             --             --
  Transfer of death benefits                                     --             --             --
  Transfer due to reimbursement
     (payment) of accumulation unit
     value fluctuation                                           --             --             --
  Transfer of seed money                                      5,000          5,000          5,000
  Wthdrawal due to charges for
     administrative and insurance costs                          --             --             --
  Divisional transfers                                           --             --             --
                                                        -----------    -----------    -----------

  Net increase in net assets resulting
    from capital transactions                                 5,000          5,000          5,000
                                                        -----------    -----------    -----------
  Total increase                                              5,504          5,703          5,808

  NET ASSETS, at beginning
    of the period/year                                           --             --             --
                                                        -----------    -----------    -----------
  NET ASSETS, at end
    of the year                                               5,504    $     5,703    $     5,808
                                                        ===========    ===========    ===========

*For the period May 1,1997 (Commencement of Operations) through December 31,1997


                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1996

                                                                 MML            MML                                     Oppenheimer
                                                  MML           Money         Managed          MML        Oppenheimer       High
                                                 Equity         Market          Bond          Blend          Money         Income
                                                Division       Division       Division       Division      Division       Division
                                              -----------    -----------    -----------    -----------   ------------   -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                $    41,934    $    33,534    $    16,017    $    12,567   $        248   $    30,516
  Net realized gain (loss)
    on investments                                 (2,827)            --           (112)           313             --        18,837
Change in net unrealized
  appreciation/depreciation
  of investments                                   34,986             --          2,301          8,127             --        (5,803)
                                              -----------    -----------    -----------    -----------   ------------   -----------
Net increase (decrease) in net assets
  resulting from operations                        74,093         33,534         18,206         21,007            248        43,550
                                              -----------    -----------    -----------    -----------   ------------   -----------
Capital transactions: (Note 8)
  Transfer of net premium                           4,154      5,620,114          1,941             --             --            --
  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                            362          6,520           (118)         1,199             --         1,702
  Withdrawal due to charges for
    administrative and insurance
    costs                                         (13,823)       (92,404)        (9,099)        (2,663)            --        (4,525)
  Divisional transfers                            891,536     (4,841,301)       510,586        278,183             --     1,220,019
                                              -----------    -----------    -----------    -----------   ------------   -----------
Net increase in net assets
  resulting from capital transactions             882,229        692,929        503,310        276,719             --     1,217,196
                                              -----------    -----------    -----------    -----------   ------------   -----------
Total increase                                    956,322        726,463        521,516        297,726            248     1,260,746

NET ASSETS, at beginning
  of the year                                       5,617          5,126          5,313          5,457          5,127         5,399
                                              -----------    -----------    -----------    -----------   ------------   -----------
NET ASSETS, at end
  of the year                                 $   961,939    $   731,589    $   526,829    $   303,183   $      5,375   $ 1,266,145
                                              ===========    ===========    ===========    ===========   ============   ===========


                                                              Oppenheimer                   Oppenheimer   Oppenheimer
                                               Oppenheimer      Capital      Oppenheimer      Multiple       Global
                                                  Bond        Appreciation      Growth       Strategies    Securities
                                                Division        Division       Division       Division      Division
                                               -----------    ------------   -----------    -----------    ----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                 $       326    $       (347)  $       (34)   $       391    $     (255)
  Net realized gain (loss)
    on investments                                       -         (10,070)       (3,859)             1           257
Change in net unrealized
  appreciation/depreciation
  of investments                                       (88)          9,218        26,779            416        21,378
                                               -----------    ------------   -----------    -----------    ----------
Net increase (decrease) in net assets
  resulting from operations                            238          (1,199)       22,886            808        21,380
                                               -----------    ------------   -----------    -----------    ----------

Capital transactions: (Note 8)
  Transfer of net premium                               --             552           553             --            --

  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                              --            (253)         (268)            --           519
  Withdrawal due to charges for
    administrative and insurance
    costs                                               --          (5,150)       (3,218)            --        (2,010)
  Divisional transfers                                  --         966,547       740,185             --       234,245
                                               -----------    ------------   -----------    -----------    ----------
Net increase in net assets
  resulting from capital transactions                   --         961,696       737,252             --       232,754
                                               -----------    ------------   -----------    -----------    ----------
Total increase                                         238         960,497       760,138            808       254,134

NET ASSETS, at beginning
  of the year                                        5,282           5,873         5,647          5,331         5,019
                                               -----------    ------------   -----------    -----------    ----------
NET ASSETS, at end
  of the year                                  $     5,520    $    966,370   $   765,785    $     6,139    $  259,153
                                               ===========    ============   ===========    ===========    ==========


                                                            Oppenheimer           Oppenheimer
                                                             Strategic              Growth &
                                                               Bond                  Income
                                                             Division               Division
                                                           -----------            -----------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)                             $       419            $        72
  Net realized gain (loss)
    on investments                                                   1                      7
Change in net unrealized
  appreciation/depreciation
  of investments                                                   206                  1,930
                                                           -----------            -----------
Net increase (decrease) in net assets
  resulting from operations                                        626                  2,009
                                                           -----------            -----------
Capital transactions: (Note 8)
  Transfer of net premium                                           --                     --
  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                                          --                      1
  Withdrawal due to charges for
    administrative and insurance
    costs                                                           --                     --
  Divisional transfers                                              --                     --
                                                           -----------            -----------
Net increase in net assets
  resulting from capital transactions                               --                      1
                                                           -----------            -----------
Total increase                                                     626                  2,010

ASSETS, at beginning
  of the year                                                    5,333                  6,254
                                                           -----------            -----------
NET ASSETS, at end
  of the year                                              $     5,959             $    8,264
                                                           ===========            ===========

Massachusetts Mutual Variable Life Separate Account I -- Strategic Variable Life

Notes To Financial Statements

1.  HISTORY

    Massachusetts Mutual Variable Life Separate Account I ("Separate Account I") is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company ("MassMutual") in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

    MassMutual maintains six segments within Separate Account I. The initial segment ("Variable Life Plus Segment") is used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Plus.

    On March 30, 1990, MassMutual established a second segment ("Large Case Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

    On July 5, 1995, MassMutual established a third segment ("Strategic Variable Life Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life.

    On July 24, 1995, MassMutual established a fourth segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Select.

    On February 11, 1997, MassMutual established a fifth segment ("GVUL Segment") within Separate Account I to be used exclusively for MassMutual's group variable universal life insurance product known as Strategic GVUL.

    On November 12, 1997, MassMutual established a sixth segment ("SVUL Segment") within Separate Account I to be used exclusively for MassMutual's survivorship variable universal life insurance product known as SVUL.

    The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MassMutual paid $65,000 to the Strategic Variable Life Segment on July 5, 1995 to provide initial capital: 14,439 shares were purchased in two management investment companies (MML Series Investment Fund and Oppenheimer Variable Account Funds) described in Note 2 supporting the thirteen divisions of Strategic Variable Life Segment.

    On May 1, 1997, MassMutual paid $20,000 to provide initial capital for four new divisions of the Strategic Variable Life Segment: 13,950 shares were purchased in the MML Equity Index Division, of the MML Series Investment Fund and three divisions in the Panorama Series Fund, Inc. described in
    Note 2.

2.  INVESTMENT OF STRATEGIC VARIABLE LIFE SEGMENT'S ASSETS

    Strategic Variable Life Segment maintains seventeen divisions. Each division invests in corresponding shares of the five series of MML Series Investment Fund ("MML Trust"), nine funds of the Oppenheimer Variable Account Funds ("Oppenheimer Trust"), and the three Panorama LifeSpan Portfolios of the Panorama Series Fund, Inc. ("Panorama Fund"). At any one time, only eight divisions are available to a policyowner.

    MML Equity Fund, MML Equity Index Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are the five series of the MML Trust. The MML Trust is a registered, no-load, open-end, management investment company for which MassMutual serves as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson and Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly-owned subsidiaries of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual has entered into a sub-advisory agreement with Mellon Equity Associates ("Mellon Equity") whereby Mellon Equity serves as the sub-advisor to the MML Equity Index Fund.

    The Oppenheimer Trust is a registered, open-end, diversified management investment company with nine of its funds currently available to the Strategic Variable Life policyowners: Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund and Oppenheimer Growth & Income Fund.

    The Panorama Fund is a registered, open-end, diversified management investment company with three of its portfolios currently available to the Strategic Variable Life policyowners: Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio.

    OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Trust and Panorama Fund, (prior to January 5, 1996, OFI was known as Oppenheimer Management Corporation). OFI has entered into investment sub-advisory agreements with three sub-advisors to assist in the selection of portfolio investments for the Panorama Fund's three LifeSpan Portfolios. Babson-Stewart Ivory International ("Babson-Stewart") is the sub-advisor to international stock components of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio. BEA Associates ("BEA") is the sub-advisor to the high yield bond component of the LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Capital Appreciation Portfolio. Pilgrim, Baxter & Associates ("Pilgrim Baxter") is the sub-advisor to the small cap component of the LifeSpan Balanced Portfolio and the LifeSpan Capital Appreciation Portfolio.

    In addition to the seventeen divisions of Strategic Variable Life Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MassMutual's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by Strategic Variable Life Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A.  Investment Valuation

    Investments in the MML Trust, the Oppenheimer Trust and the Panorama Fund are each stated at market value which is the net asset value per share of each of the respective underlying funds.

B.  Accounting for Investments

    Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C.  Federal Income Taxes

    MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic Variable Life Segment is part of MassMutual's total operation and is not taxed separately. Strategic Variable Life Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic Variable Life Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic Variable Life Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic Variable Life Segment.

D.  Policy Loan

    When a policy loan is made, Strategic Variable Life Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic Variable Life Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

    The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum .75%) for expenses and taxes.

E.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES

    MassMutual charges the Strategic Variable Life Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.30% of the value of each division's net assets.

    MassMutual makes certain deductions from the annual premium before amounts are allocated to Strategic Variable Life Segment and the Guaranteed Principal Account. The deductions are for sales charges, state premium taxes and Deferred Acquisition Cost ("DAC") tax charge of 1.0% of each premium. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Strategic Variable Life Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.  SALES AGREEMENTS

    Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

    Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, served as principal underwriter of the policies. Effective May 1, 1996, MMLISI serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

    Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

6.   PURCHASES AND SALES OF INVESTMENTS

                                                                                                                       Average
      For The Year Ended                                                                  Cost of       Proceeds    monthly value
      December 31, 1997                                                                  Purchases     from Sales   of securities
      -----------------                                                                ------------- -------------  -------------
      MML Equity Division                                                              $  2,359,616  $     111,926  $   2,368,791
      MML Equity Index Division                                                              22,621              7          7,979
      MML Money Market Division                                                          12,057,504     11,468,901      1,040,699
      MML Managed Bond Division                                                             768,600         46,293      1,163,267
      MML Blend Division                                                                    898,847         16,514        782,728
      Oppenheimer Money Division                                                             77,977          1,023         34,943
      Oppenheimer High Income Division                                                    3,166,996      2,466,802      1,383,476
      Oppenheimer Bond Division                                                             136,995          2,233         46,465
      Oppenheimer Capital Appreciation Division                                           1,934,641        521,712      1,746,339
      Oppenheimer Growth Division                                                         3,392,228        731,932      2,014,442
      Oppenheimer Multiple Strategies Division                                              402,749          9,162        223,899
      Oppenheimer Global Securities Division                                              1,293,071        449,083        810,083
      Oppenheimer Strategic Bond Division                                                    68,736          1,501         36,814
      Oppenheimer Growth & Income Division                                                  715,209          7,935        267,267
      Panorama LifeSpan Diversified Income Division                                           5,000              6          5,302
      Panorama LifeSpan Balanced Division                                                     5,000              7          5,648
      Panorama LifeSpan Capital Appreciation Division                                         5,000              7          5,652

7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in Strategic Variable Life Segment:

                                            MML       MML       MML                           Oppenheimer              Oppenheimer
                                  MML     Equity     Money    Managed     MML    Oppenheimer     High     Oppenheimer    Capital
                                 Equity    Index     Market     Bond     Blend      Money       Income        Bond     Appreciation
                                Division  Division  Division  Division  Division  Division     Division     Division     Division
                                --------  --------  --------  --------  -------- -----------  ----------- -----------  ------------
For the Year Ended
 December 31, 1997                24.12%               5.21%     9.88%    17.93%       4.50%       13.06%       8.89%         9.69%
*For the Period May 1, 1997
 (Commencement of Operations)
 Through December 31, 1997                  14.48%
For the Year Ended
 December 31, 1996                23.57%               5.38%     9.13%    17.94%       4.72%       14.08%       4.45%        (0.47%)
*For the Period July 5,1995
 (Commencement of Operations)
 Through December 31, 1995        11.59%               2.48%     6.10%     8.75%       2.50%        7.60%       5.51%        15.67%


                                                                                                 Panorama              Panorama
                                           Oppenheimer  Oppenheimer  Oppenheimer  Oppenheimer    LifeSpan   Panorama   LifeSpan
                              Oppenheimer   Multiple      Global      Strategic    Growth &    Diversified  LifeSpan    Capital
                                Growth     Strategies   Securities      Bond        Income        Income    Balanced  Appreciation
                               Division     Division     Division     Division     Division      Division   Division    Division
                              -----------  -----------  -----------  -----------  -----------  -----------  --------  ------------
For the Year Ended
 December 31, 1997                 19.94%       14.83%       18.14%        8.08%       24.69%
*For the Period May 1, 1997
 (Commencement of Operations)
 Through December 31, 1997                                                                           9.51%    12.46%        14.29%
For the Year Ended
 December 31, 1996                 13.02%       14.16%       23.29%       11.18%       27.68%
*For the Period July 5, 1995
 (Commencement of Operations)
 Through December 31, 1995         11.88%        6.35%        0.37%        6.45%       22.36%



The net investment return for each division of the Strategic Variable Life Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

*Note: The amounts shown for the period July 5, 1995 through December 31, 1995 and May 1, 1997 through December 31, 1997 are not annualized.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For the Year Ended December 31, 1997          *MML        MML         MML                        Oppenheimer            Oppenheimer
and *For the period May 1,1997      MML       Equity     Money      Managed     MML    Oppenheimer   High   Oppenheimer   Capital
(Commencement of Operations)      Equity      Index      Market      Bond      Blend     Money      Income     Bond     Appreciation
Through December 31, 1997         DivIsion   Division   Division    Division  Division  Division   Division   Division    Division
-------------------------        ----------  --------  ----------- ---------- --------  ---------  ---------  --------- ------------
Units purchased                    622,668      5,000  11,393,760    492,286   233,372       440     165,960        339     567,491
Units withdrawn and transferred
to Guaranteed Principal Account    (88,305)      --    (4,664,563)   (45,589)  (16,312)   (1,320)    (31,447)    (1,883)    (64,955)
Units transferred between
divisions                          921,761     14,462  (6,232,623)   156,298   407,951    68,908     301,516    113,869     396,220
                                 ---------   --------  ----------  ---------  --------  --------   ---------  --------- -----------
Net Increase                     1,456,124     19,462     496,574    602,995   625,011    68,028     436,029    112,325     898,756

Units, at beginning of the
 period/year                       714,055       --       681,464    481,626   244,493     5,000   1,020,400      5,000     686,585
                                 ---------   --------  ----------  ---------  --------  --------   ---------  --------- -----------
Units at end of the year         2,170,179     19,462   1,178,038  1,084,621   869,504    73,028   1,456,429    117,325   1,585,341
                                 =========   ========  ==========  =========  ========  ========   =========  ========= ===========

For the Year Ended December 31,1997                                                            *Panorama             *Panorama
and *For the period May 1,1997                  Oppenheimer Oppenheimer Oppenheimer Oppenheimer LifeSpan*  Panorama   LifeSpan
(Commencement of Operations)         Oppenheimer  Multiple    Global     Strategic   Growth &  Diversified LifeSpan    Capital
Through December 31, 1997               Growth   Strategies Securities     Bond       Income     Income    Balanced  Appreciation
(continued)                            Division   Division   Division    Division    Division   Division   Division    Division
-----------                          ---------- ----------- ----------- ----------- ---------- ----------- --------  ------------
Units purchased                       1,033,968     106,878     295,383      11,217      40,265         --       --           --
Units withdrawn and transferred
to Guaranteed Principal Account        (442,780)    (13,672)    (25,115)     (1,938)     (6,606)        --       --           --
Units transferred between divisions     965,813     192,086     372,969      42,249     314,979      5,000    5,000        5,000
                                     ---------- ----------- ----------- ----------- ----------- ---------- --------  ------------
Net Increase                          1,557,001     285,292     643,237      51,528     348,638      5,000    5,000        5,000

Units, at beginning of the
 period/year                            543,020       5,000     220,297       5,000       5,000         --       --           --
                                     ---------- ----------- ----------- ----------- ----------- ---------- --------  ------------
Units, at end of the year             2,100,021     290,292     863,534      56,528     353,638      5,000    5,000        5,000
                                     ========== =========== =========== =========== =========== ========== ========  ============

                                             MML         MML                          Oppenheimer           Oppenheimer
                                   MML      Money      Managed     MML    Oppenheimer    High    Oppenheimer  Capital    Oppenheimer
For the Year Ended                Equity    Market       Bond     Blend      Money      Income      Bond    Appreciation    Growth
December 31, 1996                Division  Division    Division  Division   Division   Division   Division    Division     Division
-----------------                -------- -----------  --------  -------- ----------- ----------- --------- ------------ -----------
Units purchased                     4,137   9,528,707     2,292        --         --        1,229        --      551,136        432
Units withdrawn and
 transferred to Guaranteed
 Principal Account                (11,556) (4,286,412)   (8,896)   (2,232)        --       (4,950)       --       (3,731)    (2,334)
Units transferred between
 divisions                        716,474  (4,565,831)  483,230   241,725         --    1,019,121        --      134,180    539,922
                                 -------- -----------  --------  -------- ----------- ----------- --------- ------------ -----------
Net Increase                      709,055     676,464   476,626   239,493         --    1,015,400        --      681,585    538,020

Units, at beginning of the year     5,000       5,000     5,000     5,000      5,000        5,000     5,000        5,000      5,000
                                 -------- -----------  --------  -------- ----------- ----------- --------- ------------ -----------
Units at end of the year          714,055     681,464   481,626   244,493      5,000    1,020,400     5,000      686,585    543,020
                                 ======== ===========  ========  ======== =========== =========== ========= ============ ===========

                               Oppenheimer Oppenheimer Oppenheimer Oppenheimer
                                Multiple     Global     Strategic   Growth &
For the Year Ended             Strategies  Securities     Bond       Income
December 31, 1996( continued)   Division    Division    Division    Division
-----------------------------  ----------  ----------- ----------- -----------
Units purchased                         -           -            -           -
Units withdrawn and
 transferred to Guaranteed
 Principal Account                      -      (1,798)           -           -
Units transferred between
divisions                               -     217,095            -           -
                               ----------  ----------- ----------- -----------
Net Increase                            -     215,297            -           -

Units, at beginning of the year     5,000       5,000        5,000       5,000
                               ----------  ----------- ----------- -----------
Units, at end of the year           5,000     220,297        5,000       5,000
                               ==========  =========== =========== ===========

9.   CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of MassMutual's Strategic Variable Life Segment. The combined net assets as of December 31, 1996 for Separate Account I, which includes the Variable Life Plus, the Large Case Variable Life Plus, Strategic Variable Life, Strategic Group Variable Life and Variable Life Select Segments are as follows:


                                                     MML                MML             MML
                                   MML              Equity             Money          Managed            MML          Oppenheimer
                                 Equity             Index             Market            Bond            Blend            Money
                                Division           Division          Division         Division         Division         Division
                             --------------    ---------------    --------------   --------------   --------------   --------------
Total assets                 $   47,535,472    $        24,804    $    4,783,018   $   19,916,629   $   13,024,523   $       83,483
Total liabilities                    80,176                  9             7,225           17,985           23,892               64
                             --------------    ---------------    --------------   --------------   --------------   --------------
Net assets                   $   47,455,296    $        24,795    $    4,775,793   $   19,898,644   $   13,000,631   $       83,419
                             ==============    ===============    ==============   ==============   ==============   ==============
Net assets:
For variable life
 insurance policies              47,351,808             17,670         4,724,501       19,838,205       12,915,916           76,766
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                  103,488              7,125            51,292           60,439           84,715            6,653
                             --------------    ---------------    --------------   --------------   --------------   --------------

Net assets                   $   47,455,296    $        24,795    $    4,775,793   $   19,898,644   $   13,000,631   $       83,419
                             ==============    ===============    ==============   ==============   ==============   ==============


                               Oppenheimer                         Oppenheimer                       Oppenheimer
                                  High            Oppenheimer         Capital        Oppenheimer       Multiple
                                 Income              Bond          Appreciation        Growth         Strategies
                                Division           Division          Division         Division         Division
                             --------------    ---------------    --------------   --------------   --------------
Total assets                 $    3,203,079    $       142,182    $    9,010,163   $    5,093,866   $      417,797
Total liabilities                     2,031                 91            17,407           24,158              207
                             --------------    ---------------    --------------   --------------   --------------
Net assets                   $    3,201,048    $       142,091    $    8,992,756   $    5,069,708   $      417,590
                             ==============    ===============    ==============   ==============   ==============

Net assets:
For variable life
 insurance policies               3,185,681            135,056         8,968,173        5,051,141          409,425
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                   15,367              7,035            24,583           18,567            8,165
                             --------------    ---------------    --------------   --------------   --------------

Net assets                   $    3,201,048    $       142,091    $    8,992,756   $    5,069,708   $      417,590
                             ==============    ===============    ==============   ==============   ==============


                               Oppenheimer       Oppenheimer        Oppenheimer                                         Panorama
                                 Global           Strategic          Growth &        Panorama          Panorama      International
                               Securities           Bond              Income        Total Return         Growth          Equity
                                Division          Division           Division         Division         Division         Division
                             --------------    ---------------    --------------   --------------   --------------   --------------
Total assets                 $    5,356,495    $       355,712    $      773,396   $        1,000   $          986   $          958
Total liabilities                    10,408              1,323               350                2                2                2
                             --------------    ---------------    --------------   --------------   --------------   --------------
Net assets                   $    5,346,087    $       354,389    $      773,046   $          998   $          984   $          956
                             ==============    ===============    ==============   ==============   ==============   ==============
Net assets:
For variable life
 insurance policies               5,324,187            340,514           761,112                -                -                -
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                   21,900             13,875            11,934              998              984              956
                             --------------    ---------------    --------------   --------------   --------------   --------------
Net assets                   $    5,346,087    $       354,389    $      773,046   $          998   $          984   $          956
                             ==============    ===============    ==============   ==============   ==============   ==============


                                 Panorama                            Panorama
                                Life Span          Panorama          Life Span        Dreyfus
                               Diversified        Life Span          Capital           Stock
                                 Income           Balanced         Appreciation        Index
                                Division          Division           Division         Division
                             --------------    ---------------    --------------   --------------
Total assets                 $        6,534    $         6,684    $        6,783   $   34,164,819
Total liabilities                         6                  6                 6           35,667
                             --------------    ---------------    --------------   --------------
Net assets                   $        6,528              6,678             6,777       34,129,152
                             --------------    ---------------    --------------   --------------
Net assets:
For variable life insurance
  policies                                -                  -                 -       34,121,562
Retained in Variable Life
Separate Account I by
Massachusetts Mutual Life
Insurance Company                     6,528              6,678             6,777            7,590
                             --------------    ---------------    --------------   --------------
Net assets                   $        6,528    $         6,678    $        6,777   $   34,129,152
                             ==============    ===============    ==============   ==============

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the statutory financial statements of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") for the year ended December 31, 1995, which statements reflect total revenue and net gain from operations constituting 26% and 22% of the related Company totals after restatement for the merger of the two companies. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Connecticut Mutual, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.


In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

In our opinion, based upon our audits and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, on the statutory basis of accounting described in Note 1.

                                                 Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 6, 1998

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION


                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)
Assets:
Bonds............................................. $23,890.3          $24,299.3
Common stocks.....................................     354.7              336.6
Mortgage loans....................................   4,863.7            4,852.8
Real estate.......................................   1,697.7            1,840.9
Other investments.................................   1,963.8            1,425.6
Policy loans......................................   4,950.4            4,752.3
Cash and short-term investments...................   1,941.2            1,075.4
                                                   ---------          ---------

                                                    39,661.8           38,582.9

Investment and insurance amounts receivable.......   1,064.9            1,102.4
Other assets......................................     104.8               97.9
                                                   ---------          ---------

                                                    40,831.5           39,783.2

Separate account assets...........................  16,803.1           13,563.5
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)

Liabilities:

Policyholders' reserves and funds................. $33,783.2          $33,341.5
Policyholders' dividends..........................     954.1              885.3
Policyholders' claims and other benefits..........     353.4              373.8
Federal income taxes..............................     436.5              440.7
Asset valuation reserve...........................     840.6              689.2
Investment reserves...............................     132.8              208.4
Amounts due on investments puchased and
 other liabilities................................   1,457.9            1,206.1
                                                   ---------          ---------

                                                    37,958.5           37,145.0

Separate account reserves and liabilities.........  16,802.8           13,563.1
                                                   ---------          ---------

                                                    54,761.3           50,708.1

Policyholders' contingency reserves...............   2,873.3            2,638.6
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Revenue:

Premium income............................................  $6,764.8      $6,328.6      $5,727.7
Net investment and other income...........................   2,904.4       2,861.1       2,898.4
                                                            --------      --------      --------

                                                             9,669.2       9,189.7       8,626.1
                                                            --------      --------      --------

Benefits and expenses:

Policy benefits and payments..............................   6,597.3       6,048.2       5,152.2
Addition to policyholder's reserves and funds.............     720.8         854.7       1,205.4
Commissions and operating expenses........................     766.1         763.5         833.7
State taxes, licenses and fees............................      81.5          96.4          89.4
Merger restructuring costs................................         -          66.1          44.0
                                                            --------      --------      --------

                                                             8,165.7       7,828.9       7,324.7
                                                            --------      --------      --------

Net gain before federal income taxes and dividends........   1,503.5       1,360.8       1,301.4

Federal income taxes......................................     284.4         276.7         206.2
                                                            --------      --------      --------

Net gain from operations before dividends.................   1,219.1       1,084.1       1,095.2

Dividends to policyholders................................     919.5         859.9         819.0
                                                            --------      --------      --------

Net gain from operations..................................     299.6         224.2         276.2

Net realized capital gain (loss)..........................     (42.5)         40.3         (85.8)
                                                            --------      --------      --------

Net income................................................  $  257.1      $  264.5      $  190.4
                                                            ========      ========      ========


              See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Policyholder's contingency reserves, beginning of year....  $2,638.6      $2,600.9      $2,569.1
                                                            --------      --------      --------

Increases (decreases) due to:
 Net income...............................................     257.1         264.5         190.4
 Net unrealized capital gain (loss).......................     119.1          (1.7)         88.7
 Merger restructuring costs, net of fax...................         -             -         (45.4)
 Change in asset valuation and investment reserves........     (76.0)       (142.4)        (75.6)
 Change in prior year policyholders' reserves.............     (55.4)        (72.2)       (108.2)
 Change in non-admitted assets and other..................     (10.1)        (10.5)        (18.1)
                                                            --------      --------      --------

                                                               234.7          37.7          31.8
                                                            --------      --------      --------

Policyholders' contingency reserves, end of year..........  $2,873.3      $2,638.6      $2,600.9
                                                            ========      ========      ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Operating acitivites:
Net income...............................................  $   257.1     $   264.5     $   190.4
Addition to policyholders' reserves and funds,
 net of transfers to separate accounts...................      421.3         426.7         575.8
Net realized capital (gain) loss.........................       42.5         (40.3)         85.8
Other changes............................................      (58.1)       (232.8)        (25.2)
                                                           ---------     ---------     ---------

Net cash provided by operating activities................      662.8         418.1         826.8
                                                           ---------     ---------     ---------

Investing activities:
Purchases of investments and loans.......................  (12,292.7)    (10,171.5)    (10,364.2)
Sales or maturities of investments and receipts
 from repayment of loans.................................   12,545.7       8,539.3       9,671.1
                                                           ---------     ---------     ---------

Net cash provided by (used in) investing activities......      253.0      (1,632.2)       (693.1)
                                                           ---------     ---------     ---------

Financing activities:
Repayments of long-term debt.............................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Net cash used by financing activities....................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Increase (decrease) in cash and short-term investments...      865.8      (1,267.4)         87.3

Cash and short-term investments, beginning of year.......    1,075.4       2,342.8       2,255.5
                                                           ---------     ---------     ---------

Cash and short-term investments, end of year.............  $ 1,941.2     $ 1,075.4     $ 2,342.8
                                                           =========     =========     =========

                 See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1995 in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. In 1995, merger-related expenses incurred by Massachusetts Mutual (the Company prior to the merger) of $44.0 million, were recorded in the Statutory Statement of Income and the expenses incurred by Connecticut Mutual of $45.4 million, net of tax, were recorded as a component of changes in policyholders' contingency reserves, as permitted by each company's regulatory authority. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a change to policyholders' contingency reserves. The separate results of each company prior to the merger for the year ended December 31, 1995, were as follows: (a) revenue was $6,443.8 million for Massachusetts Mutual and $2,182.3 million for Connecticut Mutual; (b) net income was $160.7 million for Massachusetts Mutual and $29.6 million for Connecticut Mutual and (c) policyholders' contingency reserves increased by $143.7 million for Massachusetts Mutual and decreased by $112.0 million for Connecticut Mutual.

On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE. The Company's investment in MassMutual Holding Company Two, Inc. amounted to $187.8 million at December 31, 1995; its gain from operations included a $41.0 million dividend received from MIRUS in 1995. Additionally, this investment produced an unrealized gain of $13.9 million in 1995.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices were at one time also considered to be in conformity with generally accepted accounting principles ("GAAP").

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requests they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project ("Codification") to codify statutory accounting principles with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department, includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

The following is a description of the Company's principal accounting policies and practices.

A.  Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $14.2 million in 1997 and $27.3 million in 1996. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U.S. Treasury purchase commitments, options, interest rate swaps, interest rate caps and interest rate floors. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $95.4 million in 1997, $73.1 million in 1996, and net realized after tax capital losses of $130.7 million in 1995 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $31.0 million in 1997, $26.9 million in 1996, and $5.0 million in 1995.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contract holders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

C.  Non-admitted Assets

Assets designated as "non-admitted" (principally certain fixed assets, receivables and Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.0 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee funds are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $8,077.9 million and $9,073.8 million at December 31, 1997 and 1996, respectively (fair value of $8,250.0 million and $9,324.6 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections). Accident and health policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

The Company made certain changes in the valuation of policyholders' reserves of $55.4 million in 1997 and $72.2 million in 1996. The effects of these changes were recorded as a decrease to policyholders' contingency reserves.

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Accident and health premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Policyholders' Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be cash and short-term investments.

2. POLICYHOLDERS' CONTINGENCY RESERVES

Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

The Company issued surplus notes of $100.0 million at 7 1/2 percent and $250.0 million at 7 5/8 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1997, 1996 and 1995.

The proceeds of the notes, less a $28.3 million reserve in 1997, and a $32.2 million reserve in 1996 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as approved by the Commissioner. These reserves, as permitted by the Division of Insurance, are included in investment reserves on the Statutory Statement of Financial Position.

3. EMPLOYEE BENEFIT PLANS

The Company's employee benefit plans include plans in place for the employees of Massachusetts Mutual and Connecticut Mutual prior to the merger. Employees previously covered by the Connecticut Mutual pension plans will continue coverage under these plans. All other employees, including employees hired after the merger date, will be covered by the Massachusetts Mutual benefit plans.

A. Pension

The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes employees previously employed by Connecticut Mutual; the other includes all other eligible employees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions." Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $157.4 million and $97.2 million at December 31, 1997 and 1996, respectively. On the merger date, the accounting for Connecticut Mutual pension plans was conformed to the Company's policy of recording pension plan assets and liabilities, resulting in a $10.4 million increase in policyholders' contingency reserves. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1997, 1996 and 1995. The assets of the plans are invested in the Company's general account and separate accounts.

The benefit status of the defined benefit plans as of December 31 is as follows:

                                               1997               1996
                                               ----               ----
                                                    (In Millions)
Accumulated benefit obligation               $  663.1           $  611.5
Vested benefit obligation                       653.8              606.5
Projected benefit obligation                    713.9              665.5
Plan assets at fair value                     1,154.2            1,201.7



The following assumptions were used in determining the actuarial present value of both the accumulated and projected benefit obligations.

                                             MassMutual      Connecticut Mutual
                                                Plan                Plan
                                                ----                ----

Discount rate - 1997                            7.25%               7.25%
Discount rate - 1996                            7.75                7.75
Increase in future compensation levels          4.00                5.00
Long-term rate of return on assets             10.00                9.00


In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a pension plan curtailment gain of $15.3 million in 1996.

The Company also has defined contribution plans for employees and agents. The expense credited to operations for all pension plans is $38.9 million in 1997, $32.7 million in 1996 and $10.9 million in 1995.

B. Life and Health

Certain life and health insurance benefits are provided to retired employees and agents through group insurance contracts. Substantially all of the Company's employees may become eligible for these benefits if they reach retirement age while working for the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post-retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees.

The following assumptions were used in determining the accumulated postretirement benefit liability.

                                              MassMutual      Connecticut Mutual
                                                 Plan               Plan
                                                 ----               ----

Discount - 1997                                  7.25%              7.25%
Discount - 1996                                  7.75               7.75
Assumed increases in medical cost
 rates in the first year                         6.25 - 6.75        9.50
 declining to                                    4.75               5.00
 within                                          5 years            5 years



The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1997 and 1996, the net unfunded accumulated benefit obligation was $124.2 million and $124.1 million, respectively, for employees and agents eligible to retire or currently retired and $34.7 million and $33.8 million, respectively, for participants not eligible to retire. A Retired Lives Reserve Trust was funded to pay life insurance premiums for certain retired employees. Trust assets available for benefits were $21.7 million and $23.0 million at December 31, 1997 and 1996, respectively.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a life and health plan curtailment loss of $13.9 million in 1996.

The expense for 1997, 1996 and 1995 was $16.5 million, $17.6 million, and $22.9 million, respectively. A one percent increase in the annual assumed increase in medical cost rates would increase the 1997 accumulated postretirement benefit liability and benefit expense by $10.9 million and $1.4 million, respectively.

4. RELATED PARTY TRANSACTIONS

Pursuant to two 1994 reinsurance agreements with Mirus Life Insurance Company (Mirus) whereby the Company assumed all of the single premium immediate annuity business written by Mirus and ceded all of its group life, accident and health business to Mirus. A gain from operations of this business was reflected in 1995 as a $41.0 million dividend received from Mirus, which was recorded as net investment income on the Statutory Statement of Income. As previously discussed, on March 31, 1996, the Company sold MassMutual Holding Company Two, Inc. a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company to WellPoint Health Networks, Inc.

The Company has a modified coinsurance quota-share reinsurance agreement with a wholly-owned subsidiary, C.M. Life Insurance Company, whereby the Company assumes 75% of the premiums on certain universal life policies issued by C.M. Life. The Company pays a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits are retained by C.M. Life.

5. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of equity tax (essentially a reduction in the deduction for policyholder dividends) and miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1991 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994, and Connecticut Mutual for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1997 or 1996. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

The Company plans to file its 1997 federal income tax return on a consolidated basis with its life and non-life affiliates with the exception of C.M. Life Insurance Company. The Company and its eligible life and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that members with losses shall be compensated for the use of their losses and credits by other members.

The Company made federal tax payments of $353.4 million in 1997, $330.7 million in 1996 and $147.3 million in 1995.

6.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

The carrying value and estimated fair value of bonds are as follows:


                                                December 31, 1997
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities          $ 6,241.0    $  470.5     $10.3     $ 6,701.2
  and obligations of U.S.
  government corporations
  and agencies
Debt securities issued by
  foreign governments                  83.5         4.4       3.0          84.9
Mortgage-backed securities          3,390.8       187.9       9.0       3,569.7
State and local governments           361.9        23.9        .6         385.2
Corporate debt securities          12,148.9       765.2      46.9      12,867.2
Utilities                             871.8       100.1       2.2         969.7
Affiliates                            792.4         2.8       1.0         794.2
                                  ---------    --------     -----     ---------
  TOTAL                           $23,890.3    $1,554.8     $73.0     $25,372.1
                                  =========    ========     =====     =========


                                                December 31, 1996
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies                    $ 8,042.6    $  344.0    $ 56.3     $ 8,330.3
Debt securities issued by              95.2        10.2        .5         104.9
  foreign governments
Mortgage-backed securities          3,014.0       119.0      43.3       3,089.6
State and local governments           173.2        13.1       2.1         184.2
Corporate debt securities          11,675.2       528.0     133.3      12,069.9
Utilities                             975.0        87.0      18.5       1,043.5
Affiliates                            324.1         4.3       3.5         324.9
                                  ---------    --------    ------     ---------
  TOTAL                           $24,299.3    $1,105.6    $257.5     $25,147.3
                                  =========    ========    ======     =========

The carrying value and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                 Estimated
                                                Carrying           Fair
                                                 Value             Value
                                                 -----             -----
                                                      (In Millions)
Due in one year or less                        $   519.7         $   523.0
Due after one year through five years            3,972.1           4,104.6
Due after five years through ten years           7,423.3           7,838.1
Due after ten years                              5,254.9           5,888.1
                                               ---------         ---------
                                                17,170.0          18,353.8
Mortgage-backed securities, including
 securities guaranteed by the U.S.
 Government                                      6,720.3           7,018.3
                                               ---------         ---------

 TOTAL                                         $23,890.3         $25,372.1
                                               =========         =========


Proceeds from sales of investments in bonds were $11,427.8 million during 1997, $6,390.7 million during 1996 and $8,068.8 million during 1995. Gross capital gains of $200.7 million in 1997, $188.8 million in 1996 and $255.5 million in 1995 and gross capital losses of $68.8 million in 1997, $255.5 million in 1996 and $67.1 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B.  Stocks

Preferred stocks in good standing had fair values of $145.5 million in 1997 and $150.8 million in 1996, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. Common stocks, except for unconsolidated subsidiaries, had a cost of $250.3 million in 1997 and $249.2 million in 1996.

C.  Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $202.3 million, and $383.5 million at December 31, 1997 and 1996, respectively. These loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $5.1 million in 1997, $2.2 million in 1996 and $2.5 million in 1995.

D.  Other

The carrying value of investments which were non-income producing for the preceding twelve months was $5.7 million and $23.1 million at December 31, 1997 and 1996, respectively. The Company made voluntary contributions to the Asset Valuation Reserve of $6.8 million 1996. No additional voluntary contribution to the Asset Valuation Reserve was made in 1997.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, described below, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on financial futures contracts are recorded when the contract is closed and amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. As of December 31, 1997 and 1996, the Company did not have any open financial futures contracts.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps with notional amounts of $3,220.2 million and $2,090.3 million, respectively. The fair values of these instruments were $20.9 million at December 31, 1997 and $14.8 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $5,388.2 million and $1,928.4 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $59.0 million and $18.1 million, which had fair values of $99.6 million and $19.2 million at December 31, 1997 and 1996, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a given rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a given rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into interest income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to interest income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are amortized through the Interest Maintenance Reserve over the remaining life of the associated cap or floor agreement. At December 31, 1997 and 1996, the company had agreements with notional amounts of $3,348.6 million and $3,859.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $18.2 million and $22.0 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were $23.4 million and $15.2 million at December 31, 1997 and 1996, respectively.

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $225.6 million and $364.7 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were an unrecognized loss of $1.7 million at December 31, 1997 and an unrecognized gain of $7.8 million at December 31, 1996.

Equity swap agreements are utilized to hedge exposure to market risk on public and private equity positions held in the Company's investment portfolio. Under equity swaps, the Company agrees to an exchange, at points in time specified in each contract, between streams of variable or fixed rate interest payments and the change in an underlying index, equity or basket of equities. The change in the underlying item is calculated by reference to the level of such item specified in the agreement. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Changes in the value of these contracts are recorded as realized gains and losses in the Statutory Statement of Income when contracts are closed. At December 31, 1997 and 1996, the Company had equity swap contracts with notional amounts of $160.0 million and $149.2 million, respectively. The fair values of these instruments were an unrealized loss of $5.1 million at December 31, 1997 and an unrealized gain of $11.9 million at December 31, 1996.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the Company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $1,100.7 million and $1,639.4 million with fair values of $1,117.6 million and $1,627.4 million, respectively including net unrealized gains of $16.9 million at December 31, 1997 and net unrealized losses of $12.0 million at December 31, 1996.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $146.7 million and $53.9 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8. REINSURANCE

The Company cedes all of its group life and health business to UniCARE and has other reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Premiums ceded were $294.6 million in 1997, $793.5 million in 1996 and $904.1 million in 1995.

9. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:


                                                           (In Millions)
Total policyholders' reserves and funds and
  separate account liabilities                     $50,804.2
Not subject to discretionary withdrawal             (5,283.7)
Policy loans                                        (4,950.4)
                                                   ---------
 Subject to discretionary withdrawal                                  $40,570.1
                                                                      =========
Total invested assets, including separate          $56,464.7
Policy loans and other invested assets             (14,823.3)
                                                   ---------
 Marketable investments                                               $41,641.4
                                                                      =========

10. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1997 and 1996, the Company elected not to admit $21.4 million and $15.3 million, respectively, of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1997 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation -- 98.5%
    Charter Oak Capital Management, Inc. -- 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation -- 84.8%
    Oppenheimer Acquisition Corporation -- 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. -- (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. -- (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    Compensa de Seguros de Vida S.A. -- 33.5%
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A. -- 33.5%
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    MassMutual/Carlson CBO N. V. -- 100%
    MassMutual Corporate Value Limited -- 46%
    9048 -- 5434 Quebec, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
---------------------------------------------------------
MML Series Investment Fund
MassMutual Institutional Funds
Oppenheimer Value Stock Fund

Appendix A

Illustrations of Death Benefits (Option 1),
Cash Surrender Values and Accumulated

Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit Option 1 and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a male, female and unisex nonsmoker age 35 and an Initial Case Premium Paid of $1,000,000. Separate tables are shown for the current simplified issue and guaranteed schedule of charges. These tables will assist in the comparison of death benefits and cash surrender values for the Policy with those under other variable life policies which may be issued by MassMutual or other companies.

1. The illustration on page 69 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

2. The illustration on page 70 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

3. The illustration on page 71 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

4. The illustration on page 72 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

5. The illustration on page 73 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

6. The illustration on page 74 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

The death benefits and cash surrender values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each Division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1, 3 and 5 reflect the following current charges:

1. Administrative Charge, equal to a monthly $5.25 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current simplified issue rates being charged by the Company.

3. Mortality and Expense Risk Charge, which is equal to .30% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. MML Trust, Oppenheimer Trust and Panorama Fund level expenses of .70% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Trust, and Panorama Fund shares held by the Separate Account.

The death benefits and cash surrender values shown in illustrations 2, 4 and 6 reflect these guaranteed maximum charges:

1. Administrative Charge, equal to $9.00 per month.

2. Cost of Insurance Charge, based on the 1980 CSO Mortality
   Table.

3. Mortality and Expense Risk Charge, which is equal to .60% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. MML Trust, Oppenheimer Trust and Panorama Fund level expenses of .70% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Trust, and Panorama Fund shares held by the Separate Account. (This unweighted average reflects current Fund level expenses.)

Cash surrender values shown in the tables reflect the deduction of the applicable sales loads and premium taxes for a Case with an Initial Case Premium Paid of $1,000,000. Taking into account the Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be -0.995%, 4.946%, and 10.886%, respectively, and on a guaranteed basis would be -1.290%, 4.633%, and 10.556%, respectively.

MassMutual has agreed to bear the expenses of the MML Equity Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of average daily net asset value of these Funds through April 30, 1999. MassMutual does not expect that it will be required to reimburse any expenses of the MML Equity Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund due to this undertaking in 1998.

Currently no charge is made against the Separate Account for federal income taxes but MassMutual reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The tables are based on the assumptions that the Policyowner has requested a level Selected Face Amount, that no Policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Male Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

                                              Death Benefit (Option 1)                         Cash Surrender Value
                 Premiums            ----------------------------------------        -------------------------------------------
                Accumulated                 Assuming Hypothetical Gross                     Assuming Hypothetical Gross
End of             At 5%                    Annual Investment Return of                     Annual Investment Return of
Policy           Interest           -----------------------------------------        -------------------------------------------
 Year            Per Year             0%              6%               12%               0%              6%               12%
------          -----------         ------          ------           -------           ------          ------           -------
1                $  1,260          $100,000        $100,000         $100,000          $    839        $    893         $    947
2                   2,583           100,000         100,000          100,000             1,668           1,829            1,995
3                   3,972           100,000         100,000          100,000             2,486           2,807            3,154
4                   5,431           100,000         100,000          100,000             3,293           3,831            4,437
5                   6,963           100,000         100,000          100,000             4,088           4,902            5,855
6                   8,571           100,000         100,000          100,000             4,991           6,150            7,559
7                  10,260           100,000         100,000          100,000             5,876           7,450            9,440
8                  12,033           100,000         100,000          100,000             6,741           8,804           11,516
9                  13,895           100,000         100,000          100,000             7,587          10,215           13,808
10                 15,850           100,000         100,000          100,000             8,414          11,686           16,342
15                 27,192           100,000         100,000          100,000            12,207          19,993           33,627
20                 41,668           100,000         100,000          146,479            15,308          30,126           62,067
25                 60,142           100,000         100,000          220,361            17,492          42,514          108,020
30 (Age 65)        83,720           100,000         103,375          324,900            18,290          57,752          181,508
35                113,812           100,000         120,263          470,729            16,927          76,116          297,930
40                152,219           100,000         139,691          687,324            11,957          97,686          480,646
45                201,237                 0         159,835          996,050                 0         122,012          760,343
50                263,797                 0         181,848        1,443,675                 0         147,844        1,173,719

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Male Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)

                              Death Benefit (Option 1)               Cash Surrender Value
             Premiums      ------------------------------       ------------------------------
            Accumulated     Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of         At 5%        Annual Investment Return of          Annual Investment Return of
Policy       Interest      ------------------------------       ------------------------------
 Year        Per Year         0%         6%         12%            0%         6%         12%
------      ----------     --------   --------   --------       --------   --------   --------
1            $ 1,260       $100,000   $100,000   $100,000       $   685        733        782
2              2,583        100,000    100,000    100,000         1,354      1,494      1,641
3              3,972        100,000    100,000    100,000         2,005      2,281      2,580
4              5,431        100,000    100,000    100,000         2,637      3,093      3,608
5              6,963        100,000    100,000    100,000         3,249      3,931      4,732
6              8,571        100,000    100,000    100,000         3,960      4,922      6,098
7             10,260        100,000    100,000    100,000         4,647      5,944      7,593
8             12,033        100,000    100,000    100,000         5,309      6,999      9,233
9             13,895        100,000    100,000    100,000         5,945      8,087     11,031
10            15,850        100,000    100,000    100,000         6,556      9,208     13,006
15            27,192        100,000    100,000    100,000         9,144     15,309     26,212
20            41,668        100,000    100,000    112,267        10,729     22,193     47,571
25            60,142        100,000    100,000    164,951        10,665     29,569     80,858
30 (Age 65)   83,720        100,000    100,000    234,756         7,863     36,969    131,149
35           113,812              0    100,000    324,206             0     43,366    205,193
40           152,219              0    100,000    445,048             0     46,797    311,222
45           201,237              0    100,000    599,473             0     41,858    457,613
50           263,797              0    100,000    805,067             0     11,327    654,526

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT, DEPENDING ON THE ALLOCATION OF INVESTMENT VALUE TO EACH DIVISION OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL DIVISIONS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. THEY WOULD ALSO DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MASSMUTUAL OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Female Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges


                              Death Benefit (Option 1)                Cash Surrender Value
             Premiums      ------------------------------       --------------------------------
            Accumulated     Assuming Hypothetical Gross           Assuming Hypothetical Gross
End of         At 5%        Annual Investment Return of           Annual Investment Return of
Policy       Interest      ------------------------------       --------------------------------
Year         Per Year         0%         6%         12%             0%        6%         12%
------      ----------     --------   --------   --------       --------   --------   ----------

1             $ 1,260      $100,000   $100,000     100,000       $   876   $     932   $     987
2               2,583       100,000    100,000     100,000         1,741       1,906       2,079
3               3,972       100,000    100,000     100,000         2,592       2,925       3,285
4               5,431       100,000    100,000     100,000         3,431       3,989       4,617
5               6,963       100,000    100,000     100,000         4,256       5,101       6,090
6               8,571       100,000    100,000     100,000         5,170       6,371       7,832
7              10,260       100,000    100,000     100,000         6,067       7,697       9,757
8              12,033       100,000    100,000     100,000         6,947       9,080      11,884
9              13,895       100,000    100,000     100,000         7,811      10,524      14,237
10             15,850       100,000    100,000     100,000         8,658      12,033      16,839
15             27,192       100,000    100,000     107,764        12,614      20,623      34,651
20             41,668       100,000    100,000     170,855        16,107      31,340      63,990
25             60,142       100,000    102,876     257,123        19,005      44,729     111,793
30 (Age 65)    83,720       100,000    121,939     376,824        21,145      61,276     189,359
35            113,812       100,000    141,820     547,821        22,285      81,506     314,840
40            152,219       100,000    162,221     790,404        21,793     106,026     516,604
45            201,237       100,000    185,558   1,148,909        17,006     134,463     832,543
50            263,797       100,000    208,781   1,652,215         1,091     165,699   1,311,282

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Female Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)


                              Death Benefit (Option 1)               Cash Surrender Value
             Premiums      ------------------------------       ------------------------------
            Accumulated     Assuming Hypothetical Gross          Assuming Hypothetical Gross
End of         At 5%        Annual Investment Return of          Annual Investment Return of
Policy       Interest      ------------------------------       -------------------------------
Year         Per Year         0%         6%        12%             0%         6%         12%
------      ----------     --------   --------   --------       --------   --------   ---------
1           $   1,260      $100,000   $100,000   $100,000       $   723    $   774    $    824
2               2,583       100,000    100,000    100,000         1,429      1,575       1,728
3               3,972       100,000    100,000    100,000         2,117      2,405       2,717
4               5,431       100,000    100,000    100,000         2,785      3,262       3,799
5               6,963       100,000    100,000    100,000         3,432      4,146       4,985
6               8,571       100,000    100,000    100,000         4,162      5,169       6,398
7              10,260       100,000    100,000    100,000         4,866      6,223       7,947
8              12,033       100,000    100,000    100,000         5,546      7,312       9,646
9              13,895       100,000    100,000    100,000         6,202      8,437      11,511
10             15,850       100,000    100,000    100,000         6,834      9,600      13,563
15             27,192       100,000    100,000    100,000         9,622     16,042      27,391
20             41,668       100,000    100,000    132,784        11,643     23,602      49,732
25             60,142       100,000    100,000    194,639        12,662     32,443      84,626
30 (Age 65)    83,720       100,000    100,000    275,991        12,300     42,836     138,689
35            113,812       100,000    100,000    383,606         9,153     54,716     220,463
40            152,219       100,000    104,802    523,798         1,039     68,498     342,352
45            201,237             0    114,101    711,630             0     82,682     515,674
50            263,797             0    121,471    951,572             0     96,406     755,216

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges


                              Death Benefit (Option 1)                Cash Surrender Value
             Premiums      -------------------------------       ------------------------------
            Accumulated      Assuming Hypothetical Gross           Assuming Hypothetical Gross
End of         At 5%         Annual Investment Return of           Annual Investment Return of
Policy       Interest      -------------------------------       ------------------------------
Year         Per Year         0%         6%        12%              0%         6%        12%
------      ----------     --------   --------   ---------       --------  ---------  ---------
1           $   1,260      $100,000   $100,000   $ 100,000       $   846   $    900   $     954
2               2,583       100,000    100,000     100,000         1,681      1,842       2,010
3               3,972       100,000    100,000     100,000         2,505      2,828       3,177
4               5,431       100,000    100,000     100,000         3,317      3,859       4,469
5               6,963       100,000    100,000     100,000         4,118      4,937       5,897
6               8,571       100,000    100,000     100,000         5,022      6,188       7,607
7              10,260       100,000    100,000     100,000         5,909      7,493       9,495
8              12,033       100,000    100,000     100,000         6,777      8,852      11,580
9              13,895       100,000    100,000     100,000         7,625     10,268      13,882
10             15,850       100,000    100,000     100,000         8,455     11,744      16,427
15             27,192       100,000    100,000     100,000        12,272     20,097      33,800
20             41,668       100,000    100,000     150,937        15,432     30,320      62,371
25             60,142       100,000    100,000     226,865        17,724     42,865     108,548
30 (Age 65)    83,720       100,000    106,156     332,121        18,729     58,328     182,484
35            113,812       100,000    123,799     482,675        17,758     76,894     299,798
40            152,219       100,000    143,159     702,005        13,512     98,731     484,141
45            201,237       100,000    164,030   1,019,186         1,643    123,331     766,305
50            263,797             0    185,267   1,467,028             0    149,409   1,183,087

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)


                              Death Benefit (Option 1)                Cash Surrender Value
             Premiums      ------------------------------        -------------------------------
            Accumulated     Assuming Hypothetical Gross            Assuming Hypothetical Gross
End of         At 5%        Annual Investment Return of            Annual Investment Return of
Policy       Interest      ------------------------------        -------------------------------
Year         Per Year         0%         6%         12%              0%         6%        12%
------      ----------     --------   --------   --------        --------  ---------  ----------
1           $   1,260      $100,000   $100,000   $100,000        $   693     $  742    $    791
2               2,583       100,000    100,000    100,000          1,370      1,511       1,659
3               3,972       100,000    100,000    100,000          2,029      2,307       2,609
4               5,431       100,000    100,000    100,000          2,668      3,128       3,648
5               6,963       100,000    100,000    100,000          3,287      3,975       4,784
6               8,571       100,000    100,000    100,000          4,002      4,973       6,160
7              10,260       100,000    100,000    100,000          4,691      6,001       7,666
8              12,033       100,000    100,000    100,000          5,358      7,064       9,318
9              13,895       100,000    100,000    100,000          5,998      8,159      11,131
10             15,850       100,000    100,000    100,000          6,614      9,289      13,121
15             27,192       100,000    100,000    100,000          9,241     15,459      26,454
20             41,668       100,000    100,000    116,235         10,916     22,483      48,031
25             60,142       100,000    100,000    170,596         11,074     30,161      81,625
30 (Age 65)    83,720       100,000    100,000    241,331          8,788     38,199     132,600
35            113,812       100,000    100,000    334,865          1,912     45,833     207,991
40            152,219             0    100,000    459,146              0     51,875     316,653
45            201,237             0    100,000    621,686              0     53,105     467,433
50            263,797             0    100,000    832,506              0     40,768     671,376

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

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article V of the By-laws of MassMutual provide for indemnification of directors and officers as follows:

     Article V. Subject to limitations of law, the Company shall indemnify:

          (a)   each director, officer or employee;

          (b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account, or;

          (c) any individual who serves in any capacity with respect to employee benefit plans;

          from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2), and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION UNDER SECTION 26(e)(2)(A)
                      OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 6

This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

Cross-reference to items required by Form N-8B-2.

The Prospectus consisting of 74 pages.

The Undertaking to File Reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(A) of the Investment Company Act of 1940.

The Signatures.

      Written Consents of the Following Persons:

      1.      Coopers & Lybrand L.L.P., independent accountants;

      2.      Counsel opining as to the legality of securities being registered.

      3. Opinion opining as to actuarial matters contained in the Post-Effective Amendment by John M. Valencia, Assistant Vice President.

The following Exhibits:

      1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

      A.   (1)   Resolution of Board of Directors of MassMutual establishing the
                 Separate Account.*

           (2)   Not applicable.

           (3)   Form of Distribution Contracts:

                 (a)(1) Form of Distribution Servicing Agreement between MML
                               Distributors, LLC, and MassMutual.***

                 (a)(2) Co-Underwriting Agreement between MML
                               Investors Services, Inc. and MassMutual.***

                 (a)(3) Broker-Dealer Selling Agreement.***

                 (b)           Not applicable.

                 (c)           Not applicable.

           (4)   Not applicable.

           (5)   Form of Flexible Premium Variable Whole Life Insurance
                 Policy.****

           (6)   (a)  Certificate of Incorporation of MassMutual.*

                 (b)  By-Laws of MassMutual.*

(7)   Not applicable.

           (8)   (a) Form of Participation Agreement with Oppenheimer Variable
                         Account Funds.*

                 (b) Form of Participation Agreement with Panorama Series Fund,
                         Inc.*

           (9)   Not applicable.

           (9)   Not applicable.

           (10) Application for a Flexible Premium Variable Whole Life Insurance Policy.****

           (11) Memorandum describing MassMutual's issuance, transfer, and redemption procedures for the Policy.****

      2. Opinion and Consent of Counsel as to the legality of the securities being registered.****

      3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

      4.   Not applicable.

      5. Opinion and consent of John M. Valencia opining as to actuarial matters pertaining to the securities being registered.****

      6.   Consent of Coopers & Lybrand L.L.P.****

      7.   Powers of Attorney.*

*Incorporated by reference to Registration Statement File Number 333-22557, filed February 28, 1997.

**Incorporated by reference to Post-Effective Amendment Number 1 to Registration Statement 33-87904 filed with the Commission on April 30, 1996.

***Incorporated by reference to Post-Effective Amendment Number 2 to Registration Statement 33-87904 filed with the Commission on February 28, 1997.

****Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 6 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 6 to Registration Statement No. 33-87904 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 10th day of April, 1998.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
   (Depositor)

By: /s/ Thomas B. Wheeler*
   -------------------------
Thomas B. Wheeler, Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe     On April 10, 1998, as Attorney-in-Fact pursuant to
-------------------     powers of attorney.
*Richard M. Howe

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 6 to Registration Statement No. 33-87904 has been signed by the following persons in the capacities and on the duties indicated.

    Signature                 Title                               Date
    ---------                 -----                               ----

/s/ Thomas B. Wheeler*        Chief Executive Officer and         March 31, 1998
------------------------      Chairman of the Board
Thomas B. Wheeler

/s/ John J. Pajak*            President, Chief Operating Officer  April 3, 1998
--------------------          and Director
John J. Pajak

/s/ Joseph M. Zubretsky*      Executive Vice President,           April 3, 1998
--------------------------    Chief Financial Officer &
Joseph M. Zubretsky           Chief Accounting Officer

/s/ Roger G. Ackerman         Director
---------------------
Roger G. Ackerman

/s/ James R. Birle*           Director                            April 3, 1998
---------------------
James R. Birle

/s/ Gene Chao*                Director                            April 3, 1998
----------------
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*     Director                            April 3, 1998
---------------------------
Patricia Diaz Dennis

/s/ Anthony Downs*            Director                            April 3, 1998
--------------------
Anthony Downs

/s/ James L. Dunlap*          Director                            April 3, 1998
--------------------
James L. Dunlap

/s/ William B. Ellis*         Director                            April 3, 1998
---------------------
William B. Ellis, Ph.D.

/s/ Robert M. Furek*          Director                            April 3, 1998
--------------------
Robert M. Furek

/s/ Charles K. Gifford*       Director                            April 3, 1998
-----------------------
Charles K. Gifford

/s/ William N. Griggs*        Director                            April 3, 1998
----------------------
William N. Griggs

/s/ George B. Harvey*         Director                            April 3, 1998
---------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*   Director                            April 3, 1998
---------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*         Director                            April 3, 1998
---------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*     Director                            April 3, 1998
-------------------------
William B. Marx, Jr.

/s/ John F. Maypole*          Director                            April 3, 1998
--------------------
John F. Maypole

/s/ Alfred M. Zeien*          Director                            April 3, 1998
--------------------
Alfred M. Zeien


/s/ Richard M. Howe           On March 31, 1998, as Attorney-in-Fact pursuant to
-------------------           powers of attorney.
*Richard M. Howe

                    REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 6 to Registration Statement No. 33-87904 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                                   /s/ James M. Rodolakis
                                   -------------------------------------------
                                   James M. Rodolakis
                                   Counsel
                                   Massachusetts Mutual Life Insurance Company

                                 EXHIBIT LIST

99.2           Opinion and Consent of James M. Rodolakis

99.C.1         Consent of Coopers & Lybrand L.L.P.

99.C.6         Opinion and Consent of John M. Valencia

1(A)(11) Memorandum Describing MassMutual's Issuance, Transfer and Redemption Procedures for the Policy

1(A)(5)        Form of a Flexible Premium Variable Whole Life Insurance Policy

1(A)(10)       Application for a Flexible Premium Variable Whole Life Insurance
               Policy